EXHIBIT 1-e

                                 MORGAN STANLEY

                Global Medium-Term Notes, Series G and Series H

                      Global Units, Series G and Series H

                          EURO DISTRIBUTION AGREEMENT

                                                               January 25, 2006
Morgan Stanley & Co. International Limited
c/o Morgan Stanley & Co. International
     Limited
25 Cabot Square
Canary Wharf London E14 4QA
United Kingdom

Dear Sirs:

     Morgan Stanley, a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale from time to time by the Company primarily outside the United States of up to $22,533,773,002.13 (or the equivalent thereof in one or more currencies other than U.S. dollars) aggregate initial public offering price, as such amount may be increased from time to time upon due authorization by the Company, of its Global Medium-Term Notes, Series G and Series H, each due more than nine months from the date of issue (the "Notes") and its Global Units, Series G and Series H (the "Units" and together with the Notes, and any other securities that may be offered by post-effective amendment to the Registration Statement referred to below, the "Program Securities"), in each case subject to reduction result of the sale of the Company's (i) Global Medium-Term Notes, Series F, to be sold primarily inside the United States, (ii) Global Units, Series F, to be sold primarily inside the United States, and (iii) the sale of certain of the Company's other debt securities, warrants, common stock, preferred stock, purchase contracts and units and of capital securities of certain Morgan Stanley Capital Trusts. The Series G Notes are intended to be admitted to listing on the Official List of the United Kingdom Financial Services Authority (the "UK Listing Authority") in its capacity as United Kingdom competent authority for the purposes of Directive 2003/71/EC (the "Prospectus Directive") and relevant implementing measures in the United Kingdom, and to trading on the gilt edged and fixed income market of the London Stock Exchange plc (the "London Stock Exchange") or admitted to listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system, if so required by Section 3(j) hereof. Application may, in certain circumstances described in the Prospectus Supplement (as defined below), be made to admit the Series G Units to the Official List of the UK Listing Authority and to trading on the gilt edged and fixed income market of the London Stock Exchange. The Series H Notes and the Series H Units will not be listed on any stock exchange.


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     The Notes may be issued as senior indebtedness (the "Senior Notes") or as subordinated indebtedness (the "Subordinated Notes") of the Company. The Senior Notes will be issued, either alone or as part of a Unit, pursuant to the provisions of an amended and restated senior indenture dated as of November 1, 2004, between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as trustee (the "Senior Debt Trustee") (as may be supplemented or amended from time to time, the "Senior Debt Indenture"). The Subordinated Notes will be issued pursuant to the provisions of a subordinated indenture dated as of October 1, 2004, between the Company and J.P. Morgan Trust Company, National Association, as trustee (the "Subordinated Debt Trustee") (as may be supplemented or amended from time to time, the "Subordinated Debt Indenture"). The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures," and the Senior Debt Trustee and the Subordinated Debt Trustee are sometimes hereinafter referred to individually as a "Trustee" and collectively as the "Trustees." Purchase contracts ("Purchase Contracts") that require holders to satisfy their obligations thereunder when such Purchase Contracts are issued are referred to as "Pre-paid Purchase Contracts." Pre-paid Purchase Contracts that settle in cash ("Cash-settled Pre-paid Purchase Contracts") generally will be issued under an Indenture. Pre-paid Purchase Contracts that do not settle in cash ("Physically-settled Pre-paid Purchase Contracts") generally will be issued under the Unit Agreement or the Unit Agreement Without Holders' Obligations (each as defined below).

     The Units will be issued either pursuant to the Unit Agreement dated as of November 1, 2004, among the Company, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, and the holders from time to time of the Units described therein (as may be amended from time to time, the "Unit Agreement") or, if the Units do not include Purchase Contracts (or include only Pre-paid Purchase Contracts), pursuant to a Unit Agreement among the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase
Bank), as Unit Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, in the form of such agreement filed as an exhibit to the Registration Statement referred to below (each such agreement, a "Unit Agreement Without Holders' Obligations").(1) Units may include one or more (i) Senior Notes, (ii) warrants ("Warrants") entitling the holders thereof to purchase or sell (a) securities issued by the Company or by an entity not affiliated with the Company (or securities issued by an entity affiliated with the Company in the case of Series H Units), a basket of such securities, an index or indices of such securities or any other property, (b) currencies, (c) commodities or (d) any combination of the foregoing, (iii) Purchase Contracts, including Pre-paid Purchase Contracts, requiring the holders thereof to purchase or sell (a) securities issued by the Company or by an entity not affiliated with the Company (or securities issued by an entity affiliated with the Company in the case of Series H Units), a basket of such securities, an index or indices of such securities or any other property, (b) currencies, (c) commodities or (d) any combination of the foregoing or (iv) any combination thereof. The applicable supplement to the Prospectus referred


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     (1) The Unit Agreement Without Holders' Obligations shall include additional provisions to allow for the issuance of Pre-paid Purchase Contracts that are not issued under the Indentures.


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to below will specify whether Notes, Warrants and Purchase Contracts comprised by a Unit may or may not be separated from any series of Units. Warrants issued as part of a Unit will be issued pursuant to the Warrant Agreement dated as of November 1, 2004 (as may be amended from time to time, the "Warrant Agreement") between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Warrant Agent. Purchase Contracts, other than Pre-paid Purchase Contracts ("Non-Pre-paid Purchase Contracts"), entered into by the Company and the holders thereof will be governed by the Unit Agreement.

     The Notes, whether issued alone or as part of a Unit, will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in the Prospectus referred to below and any Term Sheets (as defined in Section 3(m) below) referred to below. The Warrants will have the exercise prices, exercise dates, expiration dates and other terms as set forth in the Prospectus and any Term Sheets. The Purchase Contracts will have the closing dates, purchase or sale prices and other terms as set forth in the Prospectus and any Term Sheets. Program Securities other than Notes and Units or any combination thereof, whether issued alone or as part of a Unit, will have the terms as set forth the Prospectus and any Term Sheets.

     The Company has initially appointed (i) JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), London Branch, at its principal office in London, as principal paying agent for the Senior Notes (in such capacity, the "Senior Principal Paying Agent") and (ii) the Subordinated Debt Trustee (acting through JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase
Bank), London Branch, at its principal office in London, as its sub-agent) as principal paying agent for the Subordinated Notes (in such capacity, the "Subordinated Principal Paying Agent"). References herein to the "Principal Paying Agent" are to the Senior Principal Paying Agent (in the case of duties relating to the Senior Notes) or to the Subordinated Principal Paying Agent (in the case of duties relating to the Subordinated Notes).

     The Notes will be issued in bearer form or in definitive registered form without coupons (the "Registered Notes"), the Units will be issued in bearer form or in definitive registered form (the "Registered Units") and the securities included in a Unit will be in the form of such Unit. The Program Securities issued in bearer form will be represented initially by, in the case of the Notes, a temporary global Note and, in the case of the Units, a temporary global Unit, each of which will be delivered to a common depositary located outside the United States for Euroclear Bank S.A./N.V., as operator of the Euroclear System (the "Euroclear Operator"), Clearstream Banking, societe anonyme ("Clearstream"), or any other relevant clearing system. Beneficial interests in a temporary global Note or a temporary global Unit will be exchangeable for beneficial interests in, in the case of a temporary global Note, a permanent global Note and, in the case of a temporary global Unit, a permanent global Unit. Beneficial interests in a permanent global Note will be exchangeable in whole, but not in part, for definitive Notes in bearer form, with interest coupons attached, upon receipt of the Principal Paying Agent of an initial request to so exchange by any holder of a beneficial interest in such permanent global Note (such temporary global Note, permanent global Note and definitive Notes in bearer form are collectively referred to as the "Bearer Notes"), and Bearer Notes, if the applicable Pricing Supplement so specifies, will be exchangeable in whole or in part for Registered Notes. Beneficial interests in a permanent global Unit (including an interest in the securities included in such Unit) will be exchangeable in whole, but not in part, for definitive Units in bearer form upon receipt of the Unit Agent of an initial request to so exchange by any holder of a beneficial


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interest in such permanent global Unit (such temporary global Unit, permanent global Unit and definitive Units in bearer form are collectively referred to as the "Bearer Units") and Bearer Units, if the applicable Pricing Supplement so specifies, will be exchangeable in whole or in part for Registered Units. As used in this Agreement, the term "Note" includes any temporary global Note or permanent global Note issued pursuant to the Indentures and the term "Unit" includes any temporary global Unit or permanent global Unit issued pursuant to the Unit Agreement.

     The Company hereby appoints you as its exclusive agent for the purpose of soliciting and receiving offers to purchase Program Securities from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you agree to use reasonable efforts to solicit and receive offers to purchase Program Securities upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, you may also purchase Program Securities as principal pursuant to the terms of a terms agreement relating to such sale (in the case of Notes, a "Notes Terms Agreement" and, in the case of Units, a "Units Terms Agreement") in accordance with the provisions of Section 2(b) hereof.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Program Securities. Such registration statement as amended at the Commencement Date (as hereinafter defined), including the documents incorporated therein by reference and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B of the Securities Act, as amended (the "Securities Act") is hereinafter referred to as the "Registration Statement." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act, supplements to the prospectus relating to the Program Securities included in the Registration Statement that will describe certain terms of the Program Securities. The prospectus covering the Program Securities in the form first used to confirm each sale of Program Securities (or in the form first made available to the agents by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus, as supplemented by a prospectus supplement and/or one or more product supplements and/or pricing supplements setting forth the terms of the Program Securities, in the form first used to confirm each sale of Program Securities (or in the form first made available to the agents by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), is hereinafter referred to as the "Prospectus". The term "preliminary prospectus" means any preliminary form of the Prospectus. The term "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act. The term "Time of Sale" in respect of Program Securities means any time at or prior to the confirmation of any sales of any such Program Security. The term "Time of Sale Prospectus" means the Basic Prospectus, each preliminary prospectus and/or Term Sheet, if any, and each free writing prospectus, if any, that has been prepared by or on behalf of the Company relating to such Program Securities as of such Time of Sale. The term "broadly available road show" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus," "preliminary prospectus" and "Time of Sale Prospectus" shall include the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus, the Time


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of Sale Prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to and agrees with you as of the Commencement Date, as of each date on which you solicit offers to purchase Program Securities, as of each date on which the Company accepts an offer to purchase Program Securities (including any purchase by you as principal pursuant to a Notes Terms Agreement or a Units Terms Agreement), as of each date the Company issued and delivers Program Securities and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

               (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder (v) the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, at each Time of Sale of Program Securities in connection with the offering thereof when the Prospectus is not yet available to prospective purchasers and at each date on which the Company issues and delivers Program Securities, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the applicable Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which


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          they were made, not misleading, and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to you furnished to the Company in writing by you expressly for use therein or (B) those parts of the Registration Statement that constitute the Statements of Eligibility (Forms T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustees and (2) the representations and warranties set forth in clauses (iv) and (vii) above, when made as of the Commencement Date or as of any date on which you solicit offers to purchase Program Securities or on which the Company accepts an offer to purchase Program Securities, shall be deemed not to cover information concerning an offering of particular Program Securities to the extent such information will be set forth in a supplement to the Basic Prospectus.

               (c) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for any free writing prospectuses and electronic road shows each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

               (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and the Time of Sale Prospectus, if applicable, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

               (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and the Time of Sale Prospectus, if applicable, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing


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          would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole; all of the issued shares of capital stock of each consolidated subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (f) Each of this Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement (each as hereinafter defined) has been duly authorized, executed and delivered by the Company.

               (g) Each Indenture has been duly qualified under the Trust Indenture Act and each of the Senior Indenture, the Subordinated Indenture, the Unit Agreement and the Warrant Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

               (h) The form of Unit Agreement Without Holders' Obligations has been duly authorized by the Company and, when a Unit Agreement Without Holders' Obligations has been duly executed and delivered by the Company, the Unit Agreement Without Holders' Obligations will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

               (i) The forms of Notes (including the form of Cash-settled Pre-paid Purchase Contracts), whether issued alone or as part of a Unit, have been duly authorized and established in conformity with the provisions of the relevant Indenture and, when the Notes (and the Cash-settled Pre-paid Purchase Contracts) have been executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof, the Notes (and the Cash-settled Pre-paid Purchase Contracts) will be entitled to the benefits of such Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

               (j) The forms of Units under the Unit Agreement, including the forms of Warrants, Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts, have been duly authorized and established in conformity with the provisions of (i) in the case of such Units, Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts, the Unit Agreement and (ii) in the case of Warrants, the Warrant Agreement. When such Units have been delivered to and duly paid for by the purchasers thereof and (A) any Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts included in such Units have been executed by the Company and countersigned by the Unit Agent and (B) any Warrants included in such Units have been executed by the Company and countersigned by the Warrant Agent, such Units (including any such Physically-settled Pre-paid Purchase Contracts, Non-Pre-paid Purchase Contracts or Warrants contained therein) will be entitled to the benefits of the


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          Unit Agreement and, in the case of the Warrants, the Warrant
          Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

               (k) When a Unit Agreement Without Holders' Obligations has been executed and delivered by the Company, the Units to be issued thereunder will have been duly authorized and when such Units have been established in conformity with the provisions of the Unit Agreement Without Holders' Obligations and delivered to and duly paid for by the purchasers thereof, and any Warrants included in such Units have been executed by the Company and countersigned by the Warrant Agent, such Units (including any such Warrants contained therein) will be entitled to the benefits of the Unit Agreement Without Holders' Obligations and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

               (l) The execution and delivery by the Company of this Agreement, the Notes and Pre-paid Purchase Contracts (whether issued alone or as part of a Unit), the Units (including any Purchase Contracts and Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement and the performance by the Company of its obligations under this Agreement, the Notes, the Pre-paid Purchase Contracts, the Units (including any Purchase Contracts or Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Pre-paid Purchase Contracts, the Units (including any Purchase Contracts or Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Program Securities; provided, however, that no representation is made as to whether the purchase of the Program Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

               (m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a


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          whole, from that set forth in the Prospectus and the Time of Sale
          Prospectus, if applicable.

               (n) There are no legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Prospectus and the Time of Sale Prospectus, if applicable, and proceedings that would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture or the Program Securities or to consummate the transactions contemplated by the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

               (o) The Company is not, and after giving effect to the offering and sale of the Program Securities and the application of the proceeds thereof as described in the Prospectus will not be, required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (p) Each of the Company and its consolidated subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and the Time of Sale Prospectus, if applicable, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole.

               (q) Morgan Stanley DW Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

               (r) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

     Notwithstanding the foregoing, it is understood and agreed that the representations and warranties set forth in Section 1(b)(iii), 1(b)(iv), 1(b)(v), 1(b)(vi) and 1(b)(vii), 1(i) (except as to due authorization of the Notes and Cash-settled Pre-paid Purchase Contracts), 1(j) (except as to due authorization of the Units, Warrants, Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts), 1(k) (except as to due authorization of the Units and Warrants) and 1(l), when made as of the Commencement Date, or as of any date on which you


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solicit offers to purchase Program Securities, with respect to any Program
Securities the payments of principal or interest on which, or any other payments with respect to which, will be determined by reference to one or more currency exchange rates, commodity prices, securities of entities affiliated or unaffiliated with the Company, baskets of such securities, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

     2. Solicitations as Agents; Purchases as Principals.

     (a) Solicitations as Agents. In connection with your actions as agent hereunder, you agree to use reasonable efforts to solicit offers to purchase Program Securities upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

     The Company reserves the right, in its sole discretion, to instruct you to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Program Securities. Upon receipt of at least one business day's prior notice from the Company, you will forthwith suspend solicitations of offers to purchase Program Securities from the Company until such time as the Company has advised you that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for (i) in the case of Notes issued alone or as part of a Unit, a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes, (ii) in the case of Units, a change in the exercise price, exercise date or period or expiration of an underlying Warrant or a change in the settlement date or purchase or sale price of an underlying Purchase Contract or (iii) for a change you deem to be immaterial), you shall not be required to resume soliciting offers to purchase Program Securities until the Company has delivered such certificates, opinions and letters as you may request.

     The Company agrees to pay to you, as consideration for the sale of each Program Security resulting from a solicitation made or an offer to purchase received by you, a commission in the form of a discount from the purchase price of such Program Security equal to between .125% and .750% (depending upon such Note's maturity or, in the case of Units, any underlying Note's maturity or the terms of the Units and of the securities comprised by such Units) of the principal amount of such Note or, in the case of Units, the face amount of such Unit (provided that the commission for Notes having, or Units including Notes or other securities having, a maturity of 30 years or greater will be negotiated) or such other discount as may be specified in the Prospectus Supplement relating to such Note or Unit.

     You shall communicate to the Company, orally or in writing, each offer to purchase Program Securities received by you as agent that in your judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Program Securities and may reject any offer in whole or in part. You shall have the right to reject any offer to purchase Program Securities that you consider to be unacceptable, and any such rejection shall not be deemed a breach of your agreements contained herein. The procedural details relating to the issue and delivery of Program Securities sold by you as agent and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

     (b) Purchases as Principals. Each sale of Program Securities to you as principals shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Notes Terms Agreement or Units Terms Agreement that will provide for the sale of such Program Securities to and the purchase thereof by you. Each Notes Terms Agreement or Units Terms Agreement will take the form of either (i) a written agreement between you and the Company, which may be substantially in the form of Exhibit A or Exhibit A-1 (as applicable) hereto (in the case of Notes, a "Written Notes Terms Agreement," and in the case of Units, a "Written Units Terms Agreement"), or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company.

     Your commitment to purchase Program Securities as principal pursuant to a Notes Terms Agreement or Units Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each (i) Notes Terms Agreement shall specify the principal amount of Notes to be purchased by you pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes and (ii) Units Terms Agreement shall specify (a) the information set forth in (i) above with respect to any Notes issued as part of a Unit, (b) with respect to any Warrants issued as part of a Unit, the exercise price, the exercise date or period, the expiration date and any other terms of such Warrants and (c) with respect to any Purchase Contracts issued as part of a Unit, the settlement date, the purchase or sale price or any other terms of such Purchase Contracts. Each such Notes Terms Agreement or Units Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent auditors of the Company pursuant to Section 4 hereof. A Notes Terms Agreement and a Unit Terms Agreement may also specify certain provisions relating to the reoffering of such Notes or Units, as the case may be, by you.

     Each Notes Terms Agreement and each Units Terms Agreement shall specify the time and place of delivery of and payment for such Notes or Units, as the case may be. Unless otherwise specified in a Notes Terms Agreement or a Units Terms Agreement, the procedural details relating to the issue and delivery of Notes or Units, as the case may be, purchased by you as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Program Securities to be purchased by you as principal pursuant to a Notes Terms Agreement or a Units Terms Agreement, as the case may be, is referred to herein as a "Settlement Date."

     Unless otherwise specified in a Notes Terms Agreement or a Units Terms Agreement, if you are purchasing Program Securities as principal you may resell such Program Securities to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Time of Sale Prospectus and Prospectus relating to such Notes or Units.

     (c) Administrative Procedures. You and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Global Medium Term Notes, Series G and Series H and Global Units, Series G and Series H, Administrative

Procedures (attached hereto as Exhibit B) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and you.

     (d) Delivery. The documents required to be delivered by Section 4 of this Agreement as a condition precedent to your obligation to begin soliciting offers to purchase Program Securities as agent of the Company shall be delivered at the office of Sidley Austin LLP, your counsel, not later than 4:00 p.m., New York City time, on the date hereof, or at such other time and/or place as you and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which you begin soliciting offers to purchase Program Securities and (ii) the first date on which the Company accepts any offer by you to purchase Program Securities as principal. The date of delivery of such documents is referred to herein as the "Commencement Date."

     (e) Free Writing Prospectuses. In connection with your actions hereunder, you represent and agree that, unless you obtain the prior consent of the Company, you will not make any offer relating to the Program Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433(h) under the Securities Act, or that would otherwise constitute a free writing prospectus required to be filed with the Commission.

     3. Agreements. The Company agrees with you that:

          (a) The Company will furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company relating to the offering of the Program Securities and the Company will not use or refer to any proposed free writing prospectus to which you reasonably object.

          (b) The Company will not take any action that would result in you or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by you or on your behalf that you otherwise would not have been required to file thereunder.

          (c) If the Time of Sale Prospectus is being used to solicit offers to buy Program Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of your counsel, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, the Company will forthwith prepare, file with the Commission and furnish, at the Company's own expense, to you and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

          (d) Prior to the termination of the offering of the Program Securities pursuant to this Agreement or pursuant to any Notes Terms Agreement or Units Terms Agreement, the Company will not file any Time of Sale Prospectus or prospectus supplement (including any product supplement or pricing supplement) relating to the Program Securities or any amendment to the Registration Statement relating to the Program Securities unless the Company has previously furnished to you a copy thereof for your review and will not file any such proposed supplement or amendment to which you reasonably object; provided, however, that the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 13(f), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to you promptly after being transmitted for filing with the Commission. Subject to the foregoing sentence, the Company will promptly cause each supplement to the Basic Prospectus relating to the Program Securities (including any product supplement or pricing supplement) to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise you
     (i) of the filing of any amendment or supplement to the Basic Prospectus,
     (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Program Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the issuance by any non-United States regulatory authority of any request for information relating to the Program Securities or suspension of the listing, trading and/or quotation of any Program Securities then admitted to listing, trading and/or quotation by any listing authority, stock exchange and/or quotation system. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification or listing and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, you shall not be obligated to solicit offers to purchase Program Securities so long as you are not reasonably satisfied with such document.

          (e) If, at any time when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) relating to the Program Securities is required to be delivered under the Securities Act or made available to purchasers of the Program Securities, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act), as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in your opinion or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify you by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Program Securities and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise you promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request. If any documents, certificates, opinions and letters furnished to you pursuant to
     Section 3(i) and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to you, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, you will resume the solicitation of offers to purchase Program Securities hereunder. Notwithstanding any other provision of this Section 3(e), until the distribution of any Program Securities you may own as principal has been completed, if any event described above in this paragraph Section 3(e) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to you, will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request and shall furnish to you pursuant to Section 3(i) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as you may request in connection with the preparation and filing of such amendment or supplement.

          (f) The Company will make generally available to its security holders and to you as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering a period of at least twelve months beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Program Securities.

          (g) The Company will furnish in New York City, without charge, (i) to the Agent, a signed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request and (ii) to the Agent that purchases Program Securities pursuant to a Notes Terms Agreement or Units Terms Agreement or solicits an offer to purchase Program Securities that is accepted by the Company, prior to 10:00 a.m. New York City time on the business day next succeeding the date of such Notes Terms Agreement or Units Terms Agreement or the acceptance of such offer, as many copies of the Prospectus, as then amended or supplemented (including the Time of Sale Prospectus and the Prospectus Supplement relating to the Program Securities to be purchased pursuant to such Notes Terms Agreement or Units Terms Agreement or accepted offer), as such Agent may reasonably request.

          (h) During the term of this Agreement, the Company shall furnish to you such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, any Time of Sale Prospectus, the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement, the Notes, the Units, the Warrants, the Purchase Contracts, this Agreement, the Administrative Procedures, any Notes Terms Agreement or Units Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as you may from time to time reasonably request.

          (i) The Company shall notify you promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (j) Whether or not any sale of Program Securities is consummated or this Agreement or any Notes Terms Agreement or Units Terms Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and any Notes Terms Agreement or Units Terms Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants, of the Trustees and their counsel, of the Unit Agent and its counsel, of the Warrant Agent and its counsel and of the Principal Paying Agent and its counsel and any paying agents for the Program Securities appointed by the Company in connection with the registration and delivery of the Program Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Prospectus, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to you and the dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Program Securities to you, including any transfer or other taxes payable thereon, (iii) the fees and expenses incurred with respect to the admission of the Series G Notes (and the Series G Units, if application for such admission is made) to the Official List of the UK Listing Authority and to trading on the London Stock Exchange or to listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system if so required by Section 3(o) hereof,
     (iv) all filing fees and the reasonable fees and disbursements of your counsel, if any, incurred in connection with the review and qualification of the offering of the Program Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Program Securities, (vi) all fees and expenses in connection with the preparation and filing of any registration statement on Form 8-A relating to any Program Securities and all costs and expenses incident to listing the Program Securities on any national securities exchanges and foreign stock exchanges, (vii) the cost of the preparation, issuance and delivery of the Program Securities, (viii) the costs and charges of any trustee, transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Program Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement, the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement, any Note Terms Agreement and any Unit Terms Agreement, (xi) the fees and disbursements of your counsel incurred in connection with the offering and sale of the Program Securities, including any opinions to be rendered by such counsel hereunder, (xii) any out-of-pocket expenses incurred by you (provided that any advertising expenses incurred by you shall have been approved by the Company) and (xiii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section and Section 6 entitled "Indemnification and Contribution," you will pay all of your costs and expenses, including fees and disbursements of your counsel, transfer taxes payable on resale of any of the Program Securities by you and any advertising expenses connected with any offers you may make.

          (k) If the third anniversary of the initial effective date of the Registration Statement occurs during an offering of Program Securities before all of the Program Securities then being offered have been sold by you, prior to the third anniversary the Company will file a new shelf registration statement and take any other action necessary to permit the public offering of the Program Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

          (l) During the period beginning on the date of any Notes Terms Agreement or Units Terms Agreement relating to either Notes or Units, as the case may be, and continuing to and including the Settlement Date with respect to such Notes Terms Agreement or Units Terms Agreement, the Company will not, without your prior consent, offer, sell, contract to sell or otherwise dispose of (i) in the case of Notes, any debt securities of the Company substantially similar to the Notes set forth in such Notes Terms Agreement (other than (A) the Notes that are to be sold pursuant to such Notes Terms Agreement, (B) Notes previously agreed to be sold by the Company and (C) commercial paper issued in the ordinary course of business) or (ii) in the case of Units, any securities substantially similar to such Units (other than (A) the Units that are sold pursuant to such Units Terms Agreement or (B) Units previously agreed to be sold by the

     Company), in each case, except as may otherwise be provided in the applicable Notes Terms Agreement or Units Terms Agreement.

          (m) Unless otherwise notified by you, the Company will prepare a final term sheet (a "Term Sheet") relating to each offering of the Program Securities, containing only information that describes the final terms of the Program Securities or the offering, in a form consented to by you, and will file such Term Sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Program Securities.

          (n) The Company will indemnify and hold you harmless against any documentary, stamp or similar transfer or issue tax, including any interest and penalties, on the issue of the Program Securities in accordance with the terms of this Agreement, on the execution and delivery of this Agreement, any Written Notes Terms Agreement or Written Units Terms Agreement and on the exchange of any temporary global Notes for definitive Notes or permanent global Notes, of any temporary global Units for definitive Units or permanent global Units, of any permanent global bearer Notes for definitive bearer Notes or of any permanent global bearer Units for definitive bearer Units, that are or may be required to be paid under the laws of the United Kingdom, the United States or any political subdivision or taxing authority thereof or therein.

          (o) In connection with any application to admit the Series G Notes or Series G Units to the Official List of the UK Listing Authority and to trading on the gilt edged and fixed income market of the London Stock Exchange, the Company will furnish from time to time any and all documents, instruments, information and undertakings and publish all advertisements or other material that may be necessary in order to effect such listing and trading and will maintain such listing and trading until,
     (i) in the case of the Notes, none of the Series G Notes is outstanding, either as part of a Unit or otherwise, or until such time as payment of principal, premium, if any, and interest in respect of all the Series G Notes, whether issued alone or as part of a Unit, has been duly provided for, whichever is earlier and (ii) in the case of the Units, none of the Series G Units is outstanding; provided, however, that if the Company can no longer reasonably maintain such listing and trading, including, but not limited to, in circumstances where obtaining or the maintenance of such listing would require preparation of financial statements in accordance with accounting standards other than U.S. GAAP or where the proposed European Union Transparency Obligations Directive (the "Directive") is implemented in a manner that, in the Company's opinion, is burdensome, it will consider obtaining and maintaining the quotation for, or listing and trading of, the Series G Notes and Series G Units by such other listing authority, stock exchange and/or quotation system (in the case of a delisting in response to the Directive, outside the European Union) as you shall reasonably request. However, if such an alternative listing is not available to the Company or is, in the Company's opinion, burdensome, an alternative listing for the Series G Notes and Series G Units need not be considered by the Company. In addition, for so long as the Series G Notes and Series G Units are admitted to listing, trading and/or quotation by a listing authority, stock exchange and/or quotation system, and such listing authority, stock exchange and/or quotation system so requires, the Company will maintain in London, or in such other place as the Series G Notes and Series G Units are listed (if the Series G Notes and Series G Units are no longer listed on the London Stock Exchange), a paying agent in respect of the Series G Notes or Series G Units, as required.

          (p) In respect of any Notes which have a maturity of less than one year where either (a) the issue proceeds of such Notes are received by the Company in the United Kingdom or (b) the activity of issuing such Notes is carried on from an establishment maintained by the Company in the United Kingdom, the Company will issue such Notes only if the following conditions apply (or the Notes can otherwise be issued without contravention of Section 19 of the Financial Services and Markets Act 2000 (the "FSMA")): (i) you represent, warrant and agree in the terms relating to the Notes set out in Section 7(b)(i); and (ii) the redemption value of each such Note is not less than (pound)100,000 (or an amount of equivalent value denominated wholly or partly in a currency other than sterling), and no part of any Note may be transferred unless the redemption value of that part is not less than (pound)100,000 (or such an equivalent amount).

     4. Conditions of the Obligations of the Agents. Your obligation to solicit offers to purchase Program Securities as agent of the Company, your obligation to purchase Program Securities as principals pursuant to any Notes Terms Agreement or Units Terms Agreement and the obligation of any other purchaser to purchase Program Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of your obligation to solicit offers to purchase Program Securities, at the time of such solicitation, and, in the case of your or any other purchaser's obligation to purchase Program Securities, at the time the Company accepts the offer to purchase such Program Securities and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

          (a) Prior to such solicitation or purchase, as the case may be:

               (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its consolidated subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Program Securities on the terms and in the manner contemplated by the Time of Sale Prospectus;

               (ii) there shall not have occurred such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in your view be likely to prejudice materially the success of the offering and distribution of the Program Securities or dealings in the Program Securities in the secondary market; and

               (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

(A) except, in each case described in paragraph (i), (ii) or (iii) above, as disclosed to you in writing by the Company prior to such solicitation or, in the case of a purchase of Program Securities, before the offer to purchase such Program Securities was made or (B) unless in each case described in (ii) above, the relevant event shall have occurred and been known to you prior to such solicitation or, in the case of a purchase of Program Securities, before the offer to purchase such Program Securities was made.

          (b) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, you shall have received:

               (i) The opinion, dated as of such date, of Davis Polk & Wardwell, special counsel to the Company, or of other counsel satisfactory to you and who may be an officer of the Company, to the following effect that:

                    (A) the Company has been duly incorporated, is validly
               existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented, and the Time of Sale Prospectus, if applicable, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                    (B) each of Morgan Stanley DW Inc., Discover Bank, Morgan
               Stanley & Co. Incorporated and Morgan Stanley International Holdings Inc. (each a "Material Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented, and the Time of Sale Prospectus, if applicable, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                    (C) each of the Company and its Material Subsidiaries has
               all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, as amended or supplemented, and the Time of Sale Prospectus, if applicable, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                    (D) each of this Agreement and any applicable Written Notes
               Terms Agreement or Written Units Terms Agreement has been duly authorized, executed and delivered by the Company;

                    (E) each Indenture has been duly qualified under the Trust
               Indenture Act and each of the Senior Indenture, the Subordinated Indenture, the Unit Agreement and the Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms , subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                    (F) the Unit Agreement Without Holders' Obligations, if
               any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                    (G) the forms of Notes (including the form of Cash-settled
               Pre-paid Purchase Contracts), whether issued alone or as part of a Unit, have been duly authorized and established in conformity with the provisions of the relevant Indenture and, if the Notes and the Cash-settled Pre-paid Purchase Contracts had been executed by the Company and authenticated by the relevant Trustee or its duly appointed agent in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, such Notes and the Cash-settled Pre-paid Purchase Contracts would be entitled to the benefits of such Indenture and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                    (H) the forms of Units under the Unit Agreement, including the forms of Warrants, Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts, have been duly authorized and established in conformity with the provisions of
               (i) in the case of Units
               under the Unit Agreement, Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts, the Unit Agreement and (ii) in the case of the Warrants, the Warrant Agreement. If such Units (including the Warrants, the Physically-settled Pre-paid Purchase Contracts and the Non-Pre-paid Purchase Contracts) had been delivered to and duly paid for by the purchasers thereof (and any Purchase Contracts included therein had been executed by the Company and countersigned by the Unit Agent and any Warrants included therein had been executed by the Company and countersigned by the Warrant Agent) on the date of such opinion, such Units (including the Physically-settled Pre-paid Purchase Contracts, the Non-pre-paid Purchase Contracts and the Warrants contained therein) would be entitled to the benefits of the Unit Agreement and, in the case of the Warrants, the Warrant Agreement, and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                    (I) the Units under the Unit Agreement Without Holders'
               Obligations have been duly authorized (and the forms of any Warrants included therein have been duly authorized and established in conformity with the provisions of the Warrant Agreement), and if such Units (including any such Warrants included therein) had been delivered to and duly paid for by the purchasers thereof (and any Warrants included therein had been executed by the Company and countersigned by the Warrant Agent) on the date of such opinion, such Units (including the Warrants contained therein) would be entitled to the benefits of the Unit Agreement Without Holders' Obligations and in the case of the Warrants, the Warrant Agreement, and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability;

                    (J) the execution and delivery by the Company of the Notes and Cash-settled Pre-paid Purchase Contracts (whether issued alone or as part of a Unit), the Units (including any Purchase Contract or Warrant included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement and the performance by the Company of its obligations under this Agreement, the Notes, the Units, the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the

               Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of or qualification with any U.S. governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Cash-settled Pre-paid Purchase Contracts, the Units (including any Purchase Contracts or Warrants included therein), the Indentures, the Unit Agreement, any Unit Agreement Without Holders' Obligations, the Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement; provided, however, that no opinion is expressed on whether the purchase of the Program Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or
               Section 4975 of the Internal Revenue Code of 1986, as amended;

                    (K) the statements relating to legal matters, documents or proceedings included in (1) the Prospectus, as then amended or supplemented, and the Time of Sale Prospectus, if applicable, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Description of Units" (in the Prospectus Supplement and in the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), "Description of Purchase Contracts" (in the Basic Prospectus) and "Description of Warrants" (in the Basic Prospectus), (2) in the Registration Statement, as then amended or supplemented, under Item 15, (3) in "Item 3. Legal Proceedings" of the most recent annual report on Form 10-K incorporated by reference in the Prospectus and the Time of Sale Prospectus, if applicable, and (4) in "Item 1. Legal Proceedings" of Part II of the quarterly reports on Form 10-Q, if any, filed since such annual report and incorporated by reference in the Prospectus and the Time of Sale Prospectus, if applicable, in each case fairly summarize in all material respects such matters, documents or proceedings;

                    (L) after due inquiry, such counsel does not know of any
               legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described or of any U.S. federal or state statutes, regulations, contracts or other documents governed by U.S. federal or state law that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not described, filed or incorporated by reference as required;

                    (M) the Company is not, and after giving effect to the
               offering and sale of the Program Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

                    (N) (1) in the opinion of such counsel (A) each document
               filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented, and the Time of Sale Prospectus, if applicable (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion), appeared on its face to be appropriately responsive as of its filing date in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and (B) the Registration Statement and the Prospectus, as then amended or supplemented, if applicable (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute the Forms T-1, as to which such counsel need not express any opinion), appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (2) nothing has come to the attention of such counsel that causes such counsel to believe that (A) any part of the Registration Statement, as then amended, if applicable, when such part became effective (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute Forms T-1, as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein and except for those parts of the Registration Statement that constitute Forms T-1, as to which such counsel need not express any belief) as of the date the opinion is delivered, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), if any, as amended or supplemented, if applicable, as of the date the opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (D) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief), as amended or supplemented, if applicable, as of the date the opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clauses 1(B), 2(B) (with respect to the Prospectus only) and 2(C) above shall be deemed not to cover information concerning an offering of particular Notes or Units to the extent such information will be set forth in a supplement to the Basic Prospectus.

               (ii) The opinion, dated as of such date, of Sidley Austin LLP, your special counsel, covering the matters in subparagraphs (D), (E),
          (F), (G), (H), (I) and (K) (with respect to statements in the Prospectus and the Time of Sale Prospectus, if applicable, as then amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Description of Units" (in the Prospectus Supplement and the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), "Description of Purchase Contracts" (in the Basic Prospectus) and "Description of Warrants" (in the Basic Prospectus)) and clauses 4(b)(i)(N)(2)(A), 4(b)(i)(N)(2)(B), 4(b)(i)(N)2(C) and 4(b)(i)(N)(2)(D) above.

     The opinions described in subparagraphs (F) and (I) need only be contained in an opinion delivered on a Settlement Date related to an offering of Units under a Unit Agreement Without Holders' Obligations to be executed on or prior to such Settlement Date.

     Notwithstanding the foregoing, the opinions described in Sections 4(b)(i)(G) (except as to due authorization of the Notes and Cash-settled Pre-paid Purchase Contracts), 4(b)(i)(H) (except as to due authorization of the Units, Warrants, Physically-settled Pre-paid Purchase Contracts and Non-Pre-paid Purchase Contracts), 4(b)(i)(I) (except as to due authorization of the Units and Warrants), 4(b)(i)(J), 4(b)(i)(K)(1) and 4(b)(i)(N)(2)(B),
4(b)(i)(N)(2)(C) and 4(b)(i)(N)(2)(D), when contained in an opinion delivered on the Commencement Date or pursuant to Section 5(b), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Program Securities the payments of principal or interest on which, or any other payments with respect to which, will be determined by reference to one or more currency exchange rates, commodity prices, securities of entities affiliated or unaffiliated with the Company, baskets of such securities, equity indices or other factors.

     With respect to Section 4(b)(i)(N) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinions and beliefs are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section

4(b)(i)(N) above, Sidley Austin LLP and, if Davis Polk & Wardwell is giving such opinion, Davis Polk & Wardwell may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus, the Prospectus, the preliminary prospectus supplement, if any, any identified free writing prospectuses (but not including documents incorporated therein by reference) and upon review and discussion of the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus (including documents incorporated therein by reference), but are without independent check or verification, except as specified, and (ii) need express no opinion or belief as to the conveyance of the Time of Sale Prospectus or the information contained therein to investors.

               (iii) The opinion, dated as of such date, of Davis Polk & Wardwell, special counsel to the Company, to the effect that the statements set forth under the caption "United States Federal Taxation" in the Basic Prospectus and the Prospectus Supplement and under the caption "Forms of Securities--Limitations on Issuance of Bearer Securities" in the Basic Prospectus, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, fairly present the information called for and fairly summarize the matters referred to therein.

     The opinion of Davis Polk & Wardwell described in Section 4(b)(iii) and in
Section 4(b)(i), if such opinion is given by Davis Polk & Wardwell, shall be rendered to you at the request of the Company and shall so state therein.

          (c) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, you shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, and signed by an executive officer of the Company to the effect set forth in Section 4(a)(iii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (d) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, the Company's public accountants shall have furnished to you a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to you containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus, as then amended or supplemented; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

          (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to you such appropriate further information, certificates and documents as you may reasonably request.

          (f) On the Commencement Date, application to admit the Series G Notes issued by the Company during the twelve months following the date of the approval of such application to listing on the Official List of the UK Listing Authority and to trading on the London Stock Exchange shall have been made and, prior to the issuance of the first Series G Note offered pursuant to this Agreement, such admission to listing and to trading shall have been granted, subject to official notice of issuance.

     5. Additional Agreements of the Company. (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for (i) in the case of Notes, a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes issued alone or as part of a Unit, (ii) in the case of Units, (x) a change in the exercise price, exercise date or period or expiration of an underlying Warrant or (y) a change in the settlement date or purchase or sale price of an underlying Purchase Contract or (iii) a change you deem to be immaterial), the Company will deliver or cause to be delivered forthwith to you a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

          (b) Each time the Company furnishes a certificate pursuant to Section 5(a) (other than any amendment or supplement to the Registration Statement or Prospectus caused by the filing of a Current Report on Form 8-K unless you shall reasonably request based on disclosure included or omitted from such Report), the Company will furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to you and shall be of the same tenor as the opinions referred to in Section 4(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to you may furnish to you a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter).

          (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent auditors forthwith to furnish you with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter; provided that each letter so furnished shall use a "cut-off date" no more than three business days prior to the date of such letter.

     6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each of your affiliates within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to you furnished to the Company in writing by you expressly for use therein.

          (b) You agree, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to you, but only with reference to information relating to you furnished to the Company in writing by you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendments or supplements thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 6(a) or 6(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to Section 6(a), and by the Company, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Program Securities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of such Program Securities or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company on the one hand and you on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other hand in connection with the offering of such Program Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Program Securities (before deducting expenses) received by the Company bear to the total discounts and commissions received by you in respect thereof as set forth in the Prospectus. The relative fault of the Company on the one hand and of you on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Your obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Program Securities you have purchased in any offering of Program Securities hereunder, and not joint.

          (e) The Company and you agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Program Securities referred to in Section 6(d) above that were offered and sold to the public through you exceeds the amount of any damages that you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
     Section 6 and the representations, warranties and other statements of the Company, its officers and you contained in or made pursuant to this Agreement or any Notes Terms Agreement or Units Terms Agreement will remain operative and in full force and effect regardless of (i) any termination of this Agreement or any such Notes Terms Agreement or Units Terms Agreement,
     (ii) any investigation made by or on behalf of you or any person controlling you, any of your affiliates or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Program Securities.

     7. Offering Restrictions. You hereby represent to the Company and agree with respect to the Program Securities that:

          (a) (i) you have not (A) offered, sold or delivered and will not offer, sell or deliver during the Restricted Period (as defined below) Bearer Notes (whether offered alone or as part of a Unit) (including any Note that is exchangeable for Bearer Notes) directly or indirectly in the United States (as defined below) or to or for the account of any United States person (as defined below), other than to a Qualifying Foreign Branch (as defined below) or to certain other persons as provided under United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(1)(iii)(B) and (C); and (B) delivered and will not deliver within the United States definitive Bearer Notes that are sold during the Restricted Period;

               (ii) you have, and throughout the Restricted Period will have, in effect procedures reasonably designed to ensure that your employees or agents who are directly engaged in selling Bearer Notes (whether offered alone or as part of a Unit) are aware that such Bearer Notes may not be offered or sold during the Restricted Period to a person who is within the United States or to a United States person, except as permitted by Section 7(a)(i)(A) above;

               (iii) if you are a United States person, you are acquiring the Bearer Notes (whether offered alone or as part of a Unit) for purposes of resale in connection with their original issuance and if you retain Bearer Notes for your own account, you will only do so in accordance with the requirements of United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6);

               (iv) if you transfer to any affiliate Bearer Notes (whether offered alone or as part of a Unit) for the purpose of offering or selling such Bearer Notes during the Restricted Period, you will either (A) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and
          (iii) above or (B) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) above on such affiliate's behalf and obtain from such affiliate the authority to so obligate it;

               (v) you will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) above from any person other than your affiliate with whom you enter into a written contract, within the meaning of United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(4), for the offer or sale during the Restricted Period of Bearer Notes (whether offered alone or as part of a Unit); and

               (vi) you will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Bearer Notes (whether offered alone or as part of a Unit) may be offered, sold, resold or delivered.

     For purposes of this Section 7(a), an offer or sale will be considered to be made in the United States if the offeror or seller of such Notes (whether offered alone or as part of a Unit) has an address within the United States for the offeree or purchaser of such Notes with respect to the offer or sale. As used in this Section 7(a), "United States person" means a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, an estate the income of which is subject to United States federal income taxation regardless of its source or a trust if both (x) a court within the United States is able to exercise primary supervision over the administration of the trust and (y) one or more United States persons have the authority to control all substantial decisions of the trust; "United States" means the United States (including the States and the District of Columbia), its territories, its possessions and any other areas subject to its jurisdiction; "Qualifying Foreign Branch" means a branch of a United States financial institution, as defined in the applicable United States Treasury Regulations, located outside the

United States that is purchasing for its own account or for resale and that has agreed, as a condition to purchase, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder; and "Restricted Period" with respect to each issuance means the period which begins on the earlier of the date on which the Company receives the proceeds of the sale of Notes with respect to such issuance or the first date on which the Notes are offered to persons other than you, and which ends 40 days after the date on which the Company receives the proceeds of the sale of such Notes; provided that with respect to a Note held as part of an unsold allotment or subscription, any offer or sale of such Note by the Company or you shall be deemed to be during the Restricted Period.

          (b) With respect to Notes and Warrants to be offered or sold in the United Kingdom:

               (i) in relation to any Notes which have a maturity of less than one year, (x) you are a person whose ordinary activities involve you in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of your business and (y) you have not offered or sold and will not offer or sell any Notes other than to persons:

                    (A) whose ordinary activities involve them in acquiring,
               holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses; or

                    (B) who it is reasonable to expect will acquire, hold,
               manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Notes would otherwise constitute a contravention of Section 19 of the FSMA by the Company;

               (ii) you have only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by you in connection with the issue or sale of any Notes or Warrants in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and

               (iii) you have complied and will comply with all applicable provisions of the FSMA with respect to anything done by you in relation to any Notes or Warrants in, from or otherwise involving the United Kingdom.

          (c) You will not purchase, deliver, offer or sell any Program Securities or possess or distribute offering material in relation to such Program Securities in any jurisdiction if such purchase, delivery, offer or sale or the possession or distribution of such offering material would not be in compliance with any applicable law or regulation or if any consent, approval or permission is needed for such purchase, delivery, offer or sale or the possession or distribution by you or for or on behalf of the Company unless such consent, approval or permission has been previously obtained. Without prejudice to the provisions of this Section 7 above and subject to the obligations of the Company set forth in Section 3 of this Agreement, the Company shall have no responsibility for, and you will obtain, any consent, approval or permission required by you for the subscription, offer, sale or delivery by you of Program Securities, or the possession or distribution of any offering materials, under the laws and regulations in force in any jurisdiction to which you are subject or in or from which you make any subscription, offer, sale or delivery.

          (d) You will not offer or sell any Program Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan including any corporation or other entity organized under the laws of Japan) or to others for the re-offering or re-sale, directly or indirectly, in Japan or to a resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and other relevant laws and regulations of Japan.

          (e) The Agent and the Company represents and agrees that Program Securities will be issued outside the Republic of France, that it will not offer or sell any Program Securities in the Republic of France and will not distribute or cause to be distributed in the Republic of France the Prospectus or any other offering material relating to Program Securities, except to qualified investors (investisseurs qualifies) as defined in and in accordance with Articles L.411-2 and D.411-1 of the Code Monetaire et Financier.

          (f) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") you have not made and will not make an offer of Notes to the public in that Relevant Member State except that you may, with effect from and including the Relevant Implementation Date, make an offer of Notes to the public in that Relevant Member State:

               (i) in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

               (ii) at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

               (iii) at any time to any legal entity which has two or more of
          (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

               (iv) at any time in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

     For the purposes of this Section 7(f), the expression an "offer of Notes to the public" in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive includes any relevant implementing measure in each Relevant Member State.

     8. Position of the Agent. In acting under this Agreement and in connection with the sale of any Program Securities by the Company (other than Program Securities sold to you pursuant to a Notes Terms Agreement or Units Terms Agreement, as the case may be), you are acting solely as agent of the Company and do not assume any obligation towards or relationship of agency or trust with any purchaser of Program Securities. You shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Program Securities has been solicited by you and accepted by the Company, but you shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Program Securities to a purchaser whose offer it has accepted, the Company shall hold you harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to you the commission you would have received had such sale been consummated.

     9. Termination. This Agreement may be terminated at any time either by the Company or by you upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of the other parties hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Notes Terms Agreement or Units Terms Agreement, and the termination of any such Notes Terms Agreement or Units Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last sentence of Section 3(e) and Sections 3(f), 3(h), 3(j), 3(k), 6, 7, 8, 10, 11 and 13 shall survive; provided that if at the time of termination an offer to purchase Program Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Program Securities has not occurred, the provisions of Sections 1, 2(b), 2(c), 3(d), 3(g), 3(h), 3(f), 3(i), 4 and 5 shall also survive until such delivery has been made.

     10. Notices. All communications hereunder will be in writing and effective only on receipt, and (a) if sent to Morgan Stanley & Co. International Limited, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley & Co. International Limited, 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom, to the attention of Global Capital Markets - Head of Transaction Management Group (Telephone No.: +44-20-7677-7799; Telecopy No.:
+44-20-7677-7999) and (b) if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley, 1221 Avenue of the Americas, New York, New York 10020, Attention: Treasurer (Telecopy No.: 212-762-7337) (or to such other address as the Company may designate).

     11. Successors. This Agreement and any Notes Terms Agreement or Units Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes and Units (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

     12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.



                                        Very truly yours,


                                        MORGAN STANLEY

                                        By:
                                            -----------------------------------
                                            Name:  Jai Sooklal
                                            Title: Assistant Treasurer

The foregoing Agreement is
hereby confirmed and accepted as
of the date first above written.


MORGAN STANLEY & CO.
  INTERNATIONAL LIMITED


By:
    ---------------------------------
    Name:
    Title:

                                                                       EXHIBIT A

                                 MORGAN STANLEY

                GLOBAL MEDIUM-TERM NOTES, SERIES G AND SERIES H

                             NOTES TERMS AGREEMENT

                                                             _____________, 200_
Morgan Stanley
1585 Broadway
New York, New York 10036

Attention:


            Re:   Euro Distribution Agreement dated January 25, 2006
                  (the "Euro Distribution Agreement")
                  --------------------------------------------------------

     The undersigned agrees to purchase your Global Medium-Term Notes, Series G/H, [specific designation] having the terms set forth below. The offering of the Notes will be made pursuant to a Prospectus dated January 25, 2006, as amended by a Prospectus Supplement dated January 25, 2006[,] [and] [Pricing
Supplement No. [ ] which we expect to be dated on or about [   ]][,] [and] [a
free writing prospectus which we expect to be dated on or about [   ]][,] [and]
[a Term Sheet which we expect to be dated on or about [ ]] (collectively, the "Time of Sale Prospectus"). The Notes are expected to have the terms set forth below, but the final terms of the Notes will be those set forth in the Time of Sale Prospectus.

All Notes                       Fixed Rate Notes                       Floating Rate Notes
------------------------------  -------------------------------------  ---------------------------------
Principal Amount:               Interest Rate:                         Base Rate:

Purchase Price:                 Applicability of Modified Payment      Index Maturity:
                                upon Acceleration:

Price to Public:                If yes, state issue price:             Spread (Plus or Minus):

Settlement Date and Time:       Amortization Schedule:                 Spread Multiplier:

Place of Delivery:              Applicability of Annual Interest       Alternate Rate Event Spread:
                                Payments:

Specified Currency:             Denominated Currency (if any):         Initial Interest Rate:

Original Issue Date:            Indexed Currency or Currencies (if     Initial Interest Reset Date:
                                any):

All Notes                       Fixed Rate Notes                       Floating Rate Notes
------------------------------  -------------------------------------  ---------------------------------
Interest Accrual Date:          Payment Currency (if any):             Interest Reset Dates:

Interest Payment Date(s):       Exchange Rate Agent (if any):          Interest Reset Period:

Interest Payment Period:        Reference Dealers:                     Maximum Interest Rate:

Maturity Date:                  Face Amount (if any):                  Minimum Interest Rate:

Optional Repayment Date(s):     Fixed Amount of each Indexed           Calculation Agent:
                                Currency (if any):

Optional Redemption Date(s):    Aggregate Fixed Amount of each         Reporting Service:
                                Indexed Currency (if any):

Initial Redemption Date:                                               Index Currency:

Initial Redemption                                                     Designated CMT Telerate Page:
Percentage:

Annual Redemption                                                      Designated CMT Maturity Index:
Percentage Reduction:

Ranking:

Series:

Minimum Denominations:

Other Terms:


     The provisions of Sections 1, 2(b) and 2(c) and 3 through 7 and 10 through 14 of the Euro Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

     This Agreement is also subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(j), 6, 10, 11 and 13 of the Euro Distribution Agreement shall survive for the purposes of this Agreement.

The following information, opinions, certificates, letters and documents referred to in Section 4 of the Euro Distribution Agreement will be required:
________________.

                                           MORGAN STANLEY & CO.
                                               INTERNATIONAL LIMITED


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:
Accepted:

MORGAN STANLEY

By:
    --------------------------------
    Name:  Jai Sookal
    Title: Assistant Treasurer

                                                                     EXHIBIT A-1

                                 MORGAN STANLEY

                      GLOBAL UNITS, SERIES G AND SERIES H

                             UNITS TERMS AGREEMENT

                                                           _______________, 200_

Morgan Stanley
1585 Broadway
New York, New York  10036

Attention:


              Re:   Euro Distribution Agreement dated January 25, 2006
                    (the "Euro Distribution Agreement")
                    ---------------------------------------------------------

     The undersigned agrees to purchase your Global Units, Series G/H, [specified designation] having the terms set forth below. The offering of the Units will be made pursuant to a Prospectus dated January 25, 2006, as amended by a Prospectus Supplement dated January 25, 2006[,] [and] [Pricing Supplement
No. [ ] which we expect to be dated on or about [   ]][,] [and] [a free writing
prospectus which we expect to be dated on or about [   ]][,] [and] [a Term Sheet
which we expect to be dated on or about [   ]] (collectively, the "Time of Sale
Prospectus"). The Units are expected to have the terms set forth below, but the final terms of the Units will be those set forth in the Time of Sale Prospectus.

                           Warrants Issued as Part of a           Purchase Contracts Issued
All Units:                 Unit:                                  as Part of a Unit:
-------------------------  -------------------------------------  --------------------------------------
Settlement Date and Time:  Price:                                 Price:

Number (Face Amount):      Designation of the Series of           Designation of the Series of
                           Warrants: [Call] [Put] Warrants        Purchase Contracts: [Purchase][Sale]
                                                                  Purchase Contracts

Purchase Price:            Warrant Property:                      Aggregate Number of Purchase

                                                                  Contracts:

Specified Currency:        Aggregate Number of Warrants:          Purchase Contract Property:

Severability:              Date(s) upon which Warrants            Quantity per Purchase


                                      A-1-1

                           Warrants Issued as Part of a           Purchase Contracts Issued
All Units:                 Unit:                                  as Part of a Unit:
-------------------------  -------------------------------------  --------------------------------------
                           may be exercised:                      Contract

Other Terms:               Currency in which exercise payments    [Purchase] [Sale] Price:
                           shall be made:

                           Exchange Rate (or method of            Settlement Date:
                           calculation:

                           Expiration Date:                       Payment Location:

                           Form of Settlement:                    Method of Settlement:
                           [Call Price:](1)

                           [Formula for determining Cash          Currency of Settlement Payment:
                           Settlement Value:](2)

                           [Amount of Warrant Property Salable    Contract Fees, if any:
                           per Warrant:](3)

                           [Put Price for such specified amount   Corporation Acceleration:
                           of Warrant Property per Warrant:](1)

                           [Method of delivery of any Warrant     Holders' Acceleration:
                           Property to be delivered for sale
                           upon exercise of Warrants:](2)

                           Other Terms:                           Redemption Provisions:

                                                                  Other Terms:



-----------------------------
     (1) Applicable to Call Warrants

     (2) Applicable to Put Warrants

     (3) Applicable to Put Warrants only if such Put Warrants contemplate that the holder deliver Warrant Property to settle Put Warrants


                                      A-1-2

All Notes Issued as Part of a   Fixed Rate Notes Issued as           Floating Rate Notes Issued as Part
Unit:                           Part of a Unit:                      of a Unit:
-----------------------------   ----------------------------------   ----------------------------------
Principal Amount:               Interest Rate:                       Base Rate:

Purchase Price:                 Applicability of Modified Payment    Index Maturity:
                                upon Acceleration:

Price to Public:                If yes, state issue price:           Spread (Plus or Minus):

Settlement Date and Time:       Amortization Schedule:               Spread Multiplier:

Place of Delivery:              Applicability of Annual Interest     Alternate Rate Event Spread:
                                Payments:

Specified Currency:             Denominated Currency (if any):       Initial Interest Rate:

Original Issue Date:            Indexed Currency or Currencies (if   Initial Interest Reset Date:
                                any):

Interest Accrual Date:          Payment Currency (if any):           Interest Reset Dates:

Interest Payment Date(s):       Exchange Rate Agent (if any):        Interest Reset Period:

Interest Payment Period:        Reference Dealers:                   Maximum Interest Rate:

Maturity Date:                  Face Amount (if any):                Minimum Interest Rate:

Optional Repayment Date(s):     Fixed Amount of each Indexed         Calculation Agent:
                                Currency (if any):

Optional Redemption Date(s):    Aggregate Fixed Amount of each       Reporting Service:
                                Indexed Currency (if any):

Initial Redemption Date:                                             Index Currency:

Initial Redemption Percentage:                                       Designated CMT Telerate Page:

Annual Redemption Percentage                                         Designated CMT Maturity Index:
Reduction:

Ranking:


                                     A-1-3

All Notes Issued as Part of a   Fixed Rate Notes Issued as           Floating Rate Notes Issued as Part
Unit:                           Part of a Unit:                      of a Unit:
-----------------------------   ----------------------------------   ----------------------------------
Series:

Minimum Denominations:

Other Terms:



     The provisions of Sections 1, 2(b) and 2(c) and 3 through 7 and 10 through 14 of the Euro Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.(4)

     This Agreement is also subject to termination on the terms incorporated by reference herein. If this Agreement is terminated, the provisions of Sections 3(j), 6, 10, 11 and 13 of the Euro Distribution Agreement shall survive for the purposes of this Agreement.

     The following information, opinions, certificates, letters and documents referred to in Section 4 of the Euro Distribution Agreement will be required:
___________.

                                              MORGAN STANLEY & CO.
                                                  INTERNATIONAL LIMITED


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:
Accepted:

MORGAN STANLEY

By:
    ----------------------------------
    Name:  Jai Sookal
    Title: Assistant Treasurer



-----------------------------
     (4) In the case of Physically-settled Pre-paid Purchase Contracts issued under a Unit Agreement Without Holders' Obligations, additional representations and warranties will be added with respect to such Physically-settled Pre-paid Purchase Contracts and the opinions of counsel delivered pursuant to Sections 4(b)(i) and 4(b)(ii) will cover such additional representations and warranties, as appropriate.


                                     A-1-4

                                                                       EXHIBIT B

                                 MORGAN STANLEY

                GLOBAL MEDIUM TERM NOTES, SERIES G AND SERIES H

                      GLOBAL UNITS, SERIES G AND SERIES H

                           ADMINISTRATIVE PROCEDURES

                           -------------------------

     Explained below are the administrative procedures and specific terms of the offering of (i) Global Medium-Term Notes, Series G (the "Series G Notes"), (ii) Global Medium Term Notes, Series H (the "Series H Notes" and together with the Series G Notes, the "Notes"), (iii) Global Units, Series G (the "Series G Units") and (iv) Global Units, Series H (the "Series H Units" and together with the Series G Units, the "Units", and the Units together with the Notes, the "Program Securities"), on a continuous basis by Morgan Stanley (the "Company") pursuant to the Euro Distribution Agreement dated January 25, 2006 (as may be amended from time to time, the "Distribution Agreement") between the Company and Morgan Stanley & Co. International Limited (the "Agent"). The Notes may be issued, either alone or as part of a Unit, in registered form without coupons ("Registered Notes"), in bearer form with or without coupons ("Bearer Notes") or in any combination of Registered Notes and Bearer Notes. The Units may be issued in registered form ("Registered Units"), in bearer form ("Bearer Units") or in any combination of Registered Units and Bearer Units. The securities comprised by a Unit will be issued in the same form as such Unit. Bearer Notes and Bearer Units initially will be represented by, in the case of Bearer Notes, a Temporary Global Note and, in the case of Bearer Units, a Temporary Global Unit. Such Temporary Global Note and Temporary Global Unit will subsequently be represented by, in the case of the Temporary Global Note, a Permanent Global Note and, in the case of the Temporary Global Unit, a Permanent Global Unit. Interests in a Permanent Global Note may be exchanged, in whole, for individual definitive Bearer Notes with or without coupons attached. Definitive Bearer Notes may be exchanged, if the applicable Pricing Supplement so specifies, in whole or in part, for Registered Notes. Interests in a Permanent Global Unit may be exchanged, in whole, for individual definitive Bearer Units. Definitive Bearer Units may be exchanged, if the applicable Pricing Supplement so specifies, in whole or in part, for Registered Units.

     The Notes may be issued as senior indebtedness (the "Senior Notes") or subordinated indebtedness (the "Subordinated Notes") of the Company, and as used herein the term "Notes" includes the Senior Notes and the Subordinated Notes. The Senior Notes will be issued, either alone or as part of a Unit, pursuant to the provisions of an amended and restated senior indenture dated November 1, 2004 (as may be supplemented or amended from time to time, the "Senior Debt Indenture"), between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as trustee (the "Senior Debt Trustee"). The Subordinated Notes will be issued pursuant to the provisions of a subordinated indenture, dated as of October 1, 2004 (as may be supplemented or amended from time to time, the "Subordinated Debt Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as trustee. The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures." Purchase contracts ("Purchase Contracts") that require holders to satisfy their obligations thereunder when such Purchase Contracts are issued are referred to as "Pre-paid Purchase Contracts." Pre-paid Purchase Contracts that settle in cash ("Cash-settled Pre-paid Purchase Contracts") generally will be issued under the Indentures. Pre-paid Purchase Contracts that do not settle in cash ("Physically-settled Pre-paid Purchase Contracts") generally will be issued under the Unit Agreement or the Unit Agreement Without Holders' Obligations (each as defined below).

     Unless otherwise specified in any applicable free writing prospectus, Term Sheet or Pricing Supplement, the Units will be issued (i) pursuant to the Unit Agreement dated as of November 1, 2004, among the Company, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, and the holders from time to time of the Units described therein (as may be amended from time to time, the "Unit Agreement") or (ii) if Units do not include Purchase Contracts (or include only Pre-paid Purchase Contracts), pursuant to a unit agreement among the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Unit Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein, in the form of such agreement filed as an exhibit to the Registration Statement (each such agreement, a "Unit Agreement Without Holders' Obligations").(1) Units may include one or more (i) Series G & H Senior Notes,
(ii) warrants ("Warrants") entitling the holders thereof to purchase or sell (a) securities issued by the Company or by an entity not affiliated with the Company (or securities issued by an entity affiliated with the Company in the case of Series H Units), a basket of such securities, an index or indices of such securities or any other property, (b) currencies, (c) commodities or (d) any combination of the foregoing, (iii) purchase contracts ("Purchase Contracts"), including Pre-paid Purchase Contracts, requiring the holders thereof to purchase or sell (a) securities issued by the Company or by an entity not affiliated with the Company (or securities issued by an entity affiliated with the Company in the case of Series H Units), a basket of such securities, an index or indices of such securities or any other property, (b) currencies, (c) commodities or (d) any combination of the foregoing, (iv) any combination thereof. The applicable Term Sheet, if applicable, and Pricing Supplement will specify whether or not any Notes, Warrants and Purchase Contracts comprised by a Unit may or may not be separated from the Unit. Warrants issued as part of a Unit will be issued pursuant to the Warrant Agreement dated as of November 1, 2004, between the Company and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Warrant Agent (as may be amended from time to time, the "Warrant Agreement"). Purchase Contracts, other than Pre-paid Purchase Contracts, entered into by the Company and the holders thereof will be governed by the Unit Agreement.



-----------------------------
     (1) The Unit Agreement Without Holders' Obligations shall include provisions to allow for the issuance of Pre-paid Purchase Contracts that are not issued under the Indentures.

     In the Distribution Agreement, the Agent has agreed to use reasonable efforts to solicit purchases of the Notes and the Units, and the administrative procedures explained below will govern the issuance and settlement of any Notes or Units sold through the Agent, as agent of the Company. The Agent, as principal, may also purchase Notes or Units for its own account, and the Company and the Agent will enter into a terms agreement (in the case of Notes, a "Notes Terms Agreement" and, in the case of Units, a "Units Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes or Units purchased by the Agent, as principal, unless otherwise specified in the applicable Notes Terms Agreement or Units Terms Agreement.

     JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), ("JPMorgan Chase") has initially been appointed the (i) Calculation Agent and Principal Paying Agent for the Senior Notes (and any Cash-settled Pre-Paid Purchase Contracts), (ii) the Unit Agent for the Units and Purchase Contracts (other than Cash-settled Pre-Paid Purchase Contracts), (iii) the Warrant Agent for the Warrants and (iv) the Registrar for the Senior Registered Notes, and will perform the duties specified herein. J.P. Morgan Trust Company, National Association (acting through JPMorgan Chase at its corporate trust office in London as its sub-agent) has initially been appointed the (x) Calculation Agent and Principal Paying Agent for the Subordinated Notes and (y) the Registrar for the Subordinated Registered Notes, and will perform the duties specified herein. As used herein, the term "Principal Paying Agent" shall mean (i) JPMorgan Chase acting through its London office in connection with the authentication and delivery of the Senior Notes and (ii) J.P. Morgan Trust Company, National Association (acting through JPMorgan Chase at its corporate trust office in London as its sub-agent) in connection with the authentication and delivery of the Subordinated Notes, in each case whether issued alone or as part of a Unit, (and any Cash-settled Pre-Paid Purchase Contracts) pursuant to the terms of the Indentures, and the term "Unit Agent" shall mean JPMorgan Chase acting through its London office in connection with the completion and delivery of the Units (including, as applicable, countersigning and delivering any Warrants, as Warrant Agent, and countersigning, executing and delivering any Purchase Contracts (other than Cash-settled Pre-Paid Purchase Contracts), as Unit Agent, includable in such Unit), pursuant to the terms of the Unit Agreements. "Warrant Agent" shall mean JPMorgan Chase acting through its London office. The Series G Notes are intended to be, and the Series G Units, in certain circumstances described in the Prospectus Supplement (as such term is defined in the Distribution Agreement), may be, admitted to the Official List of the United Kingdom Financial Services Authority (the "UK Listing Authority") in its capacity as the United Kingdom competent authority for the purposes of Directive 2003/71/EC (the "Prospectus Directive") and relevant implementing measures in the United Kingdom, and to trading on the gilt edged and fixed income market of the London Stock Exchange plc (the "London Stock Exchange"). Series H Notes and the Series H Units will not be listed on any stock exchange. The Company has appointed Morgan Stanley & Co. International Limited as the authorized adviser for purposes of applications to admit the Series G Notes and the Series G Units, if it is determined that Series G Units are to be so admitted, to the Official List of the UK Listing Authority and to trading on the gilt edged and fixed income market of the London Stock Exchange.

     Each Bearer Note and each Bearer Unit (including each security comprised by such Bearer Unit) initially will be represented by, in the case of a Bearer Note, a Temporary Global Note and, in the case of a Bearer Unit, a Temporary Global Unit, each of which will be delivered to a common depositary located outside the United States (the "Depositary") for Euroclear Bank S.A./N.V., as operator of the Euroclear System (the "Euroclear Operator"), Clearstream Banking, societe anonyme ("Clearstream"), and/or any other relevant clearing system (including Euroclear France). Such Temporary Global Note and Temporary Global Unit will subsequently be represented by, in the case of the Temporary Global Note, a Permanent Global Note and, in the case of the Temporary Global Unit, a Permanent Global Unit. Upon the first request by any beneficial owner to exchange any interest in a Permanent Global Note to a definitive Bearer Note, or if any Note represented by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, then all (and not less than all) interests in such Permanent Global Note shall be exchanged for definitive Bearer Notes; provided that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Notes for Registered Notes. Upon the first request by any beneficial owner to exchange any interest in a Permanent Global Unit to a definitive Bearer Unit, or if any Note comprised by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, then all (and not less than all) interests in such Permanent Global Unit shall be exchanged for definitive Bearer Units; provided that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Units for Registered Units.

     Unless otherwise defined herein, terms defined in the Indentures, the Unit Agreement, the Unit Agreement Without Holders' Obligations, the Warrant Agreement, the Notes, the Units, the Warrants, the Purchase Contracts or any Prospectus Supplement relating to the Notes and Units shall be used herein as therein defined.

     The Company will advise the Agent in writing of the employees of the Company with whom the Agent is to communicate regarding offers to purchase Notes and Units and the related settlement details.

                         ADMINISTRATIVE PROCEDURES FOR
                        BEARER NOTES, REGISTERED NOTES,
                       BEARER UNITS AND REGISTERED UNITS

Issuance:                     Bearer Notes. Each Bearer Note, whether issued
                              alone or as part of a Unit, will be dated as of its Original Issue Date. Each Bearer Note will bear an Original Issue Date, which will be (i) with respect to a Temporary Global Note (or any portion thereof), the date of its original issue as specified in such Temporary Global Note or (ii) with respect to any Permanent Global Note or any definitive Bearer Note (or any portion thereof) issued subsequently upon transfer or exchange of a Bearer Note or in lieu of a destroyed, lost or stolen Bearer Note (a "Replacement Bearer Note"), the Original Issue Date of the predecessor Bearer
                              Note, regardless of the date of authentication of such subsequently issued Bearer Note.

                              Registered Notes. Each Registered Note, whether issued alone or as part of a Unit, will be dated as of the date of its authentication by JPMorgan Chase. Each Registered Note will also bear an Original Issue Date, which will be (i) with respect to an original Registered Note (an "Original Registered Note") (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Registered Note (or portion thereof) issued subsequently upon transfer or exchange of a Registered Note or in lieu of a destroyed, lost or stolen Registered Note or upon exchange of a Bearer Note (a "Replacement Registered Note"), the original issuance date of the predecessor Registered Note or Bearer Note, as the case may be, regardless of the date of authentication of such subsequently issued Registered Note.

                              Bearer Units. Each Bearer Unit (whether in temporary, permanent or definitive form) will be deemed to be dated as of the Original Issue Date of the Bearer Note comprised by such Unit or, if there is no such underlying Bearer Note, the date of the other securities comprised thereby in accordance with the procedures described above.

                              Registered Units. Each Registered Unit will be deemed to be dated as of the Original Issue Date of the Registered Note comprised by such Unit or, if there is no such underlying Registered Note, as of the date of the other securities comprised thereby in accordance with the procedures described above.

Denominations:                Bearer Notes. Unless otherwise specified in any
                              applicable free writing prospectus, Term Sheet and Pricing Supplement, Bearer Notes, whether issued alone or as part of a Unit, will be issued only in denominations of $1,000 (or, in the case of Bearer
                              Notes not denominated in U.S. dollars, the equivalent thereof in the Specified Currency, rounded to the nearest 1,000 units of the Specified Currency) or any amount in excess thereof which is an integral multiple of $1,000
                              (or, in the case of Bearer Notes not denominated in U.S. dollars, 1,000 units of the Specified
                              Currency).

                              Registered Notes. Unless otherwise specified in any applicable free writing prospectus, Term Sheet and Pricing Supplement, Registered Notes will be issued, either alone or as part of a Unit, only in denominations of $1,000 (or, in the case of Registered Notes not denominated in U.S. dollars, the equivalent thereof in the Specified Currency, rounded to the nearest 1,000 units of the Specified Currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Registered Notes not denominated in U.S. dollars, 1,000 units of the Specified Currency).

                              Bearer Units. Unless otherwise specified in any applicable free writing prospectus, Term Sheet and Pricing Supplement, Bearer Units will be issued only in denominations of a single Unit and any integral multiple thereof, with face amounts in denominations as indicated in any applicable free writing prospectus, Term Sheet and Pricing Supplement, generally corresponding to the denominations of any Notes or other securities comprised by such Units.

                              Registered Units. Unless otherwise specified in any applicable free writing prospectus, Term Sheet and Pricing Supplement, Registered Units will be issued only in denominations of a single Unit and any integral multiple thereof, with face amounts in denominations as indicated in the applicable Pricing Supplement, generally corresponding to the denominations of any Notes or other securities comprised by such Units.

Global Notes and Definitive
Bearer and Registered Notes:  Until Final Certification (as defined below) with respect to an issuance of Bearer Notes has occurred, such Notes, together with all other Bearer Notes that have the same terms (other than their respective principal amounts) (all such Notes herein referred to collectively as a "Note Tranche"), will be represented by a single Temporary Global
                              Note in bearer form without interest coupons. The Company shall execute, and upon Company instructions the Principal Paying Agent shall complete and authenticate, such Temporary Global Note upon the same conditions and in substantially the same manner, and with the same effect, as an individual definitive Bearer Note. On or prior to the settlement date (which will normally be the Original Issue Date) with respect to such Notes, the Principal Paying Agent shall deposit the Temporary Global Note with the Depositary in the manner specified below under "Settlement Procedures; Bearer Notes and Bearer Units". The interest of each beneficial owner of Notes represented by such Temporary Global Note will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                              On or after the date (the "Exchange Date") that is the 40th day following the date on which the Company receives the proceeds of the sale of a Temporary Global Note (the "Closing Date"), or if such Note is held by the Agent as part of an unsold allotment or subscription more than 40 days after the Closing Date for such Note, on or after the day after the date such Note is sold by the Agent, all as notified by the Agent in writing to JPMorgan Chase, the interest of the beneficial owners of the Notes represented by the Temporary Global Note shall be canceled and such interests shall thereafter be represented by a Permanent Global Note in bearer form without interest coupons held in London by the Depositary; provided that Final Certification (as described below) has occurred. The interest of each beneficial owner of Notes represented by such Permanent Global Note will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                              If the beneficial owner of an interest in a Permanent Global Note requests, at any time, upon 30 days' written notice to the Principal Paying Agent given by such beneficial owner through either the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be, or if any Note represented by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, such Permanent Global Note shall be exchanged for one or more definitive Bearer Notes with coupons attached, if appropriate, or, if the applicable Pricing Supplement so specifies, one or more Registered Notes in authorized denominations equal in aggregate principal amount to such beneficial interest; provided that any such exchange of an interest in a Permanent Global Note for a definitive Bearer Note shall result in the exchange of all (and not less than all) interests in such Permanent Global Note for definitive Bearer Notes; provided further, that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Notes for Registered Notes. To effect such exchange, the interest of such beneficial owner in such Permanent Global Note shall be canceled and one or more definitive Bearer Notes or Registered Notes, as the case may be, shall be issued to such beneficial owner, through the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be.

                              In all events, Bearer Notes and coupons will be delivered by the Principal Paying Agent only outside the United States.

Global Units and Definitive
Bearer and Registered Units:  Until Final Certification (as defined below) has occurred with respect to an issuance of Bearer Notes included in an issuance of Bearer Units, such Units, together with all other Bearer Units that include securities that have the same terms (other than their respective number and face amounts) (all such Units herein referred to collectively as a "Unit Tranche"), will be represented by a single Temporary Global Unit in bearer form (which form shall include the corresponding temporary global forms of each security comprised by such Unit). The Company shall execute, and upon Company instructions, JPMorgan Chase, as Unit Agent, shall complete, such Temporary Global Unit (including, as applicable, authenticating any Temporary Global Note or Cash-settled Pre-paid Purchase Contracts, as Principal Paying Agent, countersigning and delivering any Warrants, as Warrant Agent, and countersigning, executing and delivering any Purchase Contracts (other than Cash-settled Pre-paid Purchase Contracts), as Unit Agent, includable in such Unit) upon the same conditions and in substantially the same manner, and with the same effect, as an individual definitive Bearer Unit. On or prior to the settlement date (which will normally be the Original Issue Date of the Note comprised by a Unit or, if there is no such underlying Note, the date of the other securities comprised thereby) with respect to such Units, the Unit Agent shall deposit the Temporary Global Unit (with the corresponding temporary global forms of each security comprised by such Unit) with the Depositary in the manner specified below under "Settlement Procedures; Bearer Notes and Bearer Units." The interest of each beneficial owner of Units represented by such Temporary Global Unit will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                              On or after the Exchange Date of any Temporary Global Note comprised by a Temporary Global Unit, the interest of the beneficial owners of the Units represented by the Temporary Global Unit shall be canceled and such interests shall thereafter be represented by a Permanent Global Unit in bearer form (with the corresponding permanent global forms of each security comprised by such Unit) held in London by the Depositary; provided that Final Certification (as described below) of any Notes comprised by such Unit has occurred. The interest of each beneficial owner of Units represented by such Permanent Global Unit will be credited to the appropriate account with the Euroclear Operator, Clearstream or any other relevant clearing system.

                              If the beneficial owner of an interest in a Permanent Global Unit requests, at any time, upon 30 days' written notice to the Unit Agent given by such beneficial owner through either the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be, or if any Note comprised by such Permanent Global Note is accelerated following an event of default with respect to such Note or if either the Euroclear Operator, Clearstream or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces an intention to cease business permanently or in fact does so, such Permanent Global Unit shall be exchanged for one or more definitive Bearer Units or, if any applicable free writing prospectus, Term Sheet and Pricing Supplement so specifies, one or more Registered Units in authorized denominations equal in aggregate number and aggregate face amount to such beneficial interest; provided that any such exchange in any interest in a Permanent Global Unit for a definitive Bearer Unit shall result in the exchange of all (and not less than all) interests in such Permanent Global Unit for definitive Bearer Units; provided further, that, if any applicable free writing prospectus, Term Sheet and Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Units for Registered Units. To effect such exchange, the interest of such beneficial owner in such Permanent

                              Global Unit shall be canceled and one or more definitive Bearer Units or Registered Units, as the case may be, shall be issued to such beneficial owner, through the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be.

                              In all events, Bearer Units will be delivered by the Unit Agent only outside the United States.

Notes or Units Purchased by
U.S. Persons:                 All Notes (whether issued alone or as part of a
                              Unit) purchased in connection with their original issuance by or on behalf of a United States person
                              (as defined in the Distribution Agreement) (other than a branch of a United States financial institution (as defined in the applicable United
                              States Treasury Regulation) located outside the United States purchasing for its own account or for resale (a "Qualifying Foreign Branch") or other permitted U.S. purchasers as provided in the Prospectus Supplement that satisfies the conditions for receiving Bearer Notes as described under "Final Certification" below) will be issued only as Registered Notes and any Units comprising such Notes will be issued only as Registered
                              Units.

Final Certification:          Final Certification with respect to a Temporary
                              Global Note (whether issued alone or as part of a Unit) shall mean the delivery by the Euroclear
                              Operator, Clearstream or any other relevant clearing system, as the case may be, to the Principal Paying Agent of a signed certificate
                              (each a "Clearance System Certificate") in the form set forth in Appendix 1 hereto with respect to the Notes being exchanged, dated no earlier than the Exchange Date for such Notes, to the effect that the Euroclear Operator, Clearstream or any other relevant clearing system, as the case may be, has received certificates in writing, by tested telex or by electronic transmission from the account holders appearing on its records as entitled to such Notes ("Ownership Certificates") in the form set forth in Appendix 2 hereto with respect to each of such Notes, which Ownership
                              Certificates shall be dated no earlier than ten days before the Exchange Date.

Preparation of Pricing
Supplement:                   If any offer to purchase a Program Security is
                              accepted by or on behalf of the Company, the Company will prepare a free writing prospectus and/or Term Sheet, if applicable, and a pricing supplement (a "Pricing Supplement") reflecting the terms of such Program Security. The Company (i) will arrange to file with the Commission an electronic format document, in the manner prescribed by the EDGAR Filer Manual, of such Term Sheet and Pricing
                              Supplement in accordance with, in the case of any free writing prospectus and/or Term Sheet, Rule
                              433 under the Securities Act and, in the case of the Pricing Supplement, the applicable paragraph of Rule 424(b) under the Securities Act and (ii) will, with respect to each of the free writing prospectus and/or Term Sheet, if applicable, and the Pricing Supplement, as soon as possible and in any event not later than the date on which the applicable document is filed with the Commission, deliver the number of copies of such Pricing
                              Supplement to the Agent as the Agent shall request. The Agent will cause the free writing prospectus and/or Term Sheet, if applicable, and the Pricing Supplement to be delivered or otherwise made available, to the purchaser of the Program Security.

                              In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated free writing prospectuses, Term Sheets, Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                   The receipt by the Company of immediately
                              available funds in exchange for (i) the delivery of an authenticated Temporary Global Note or a Temporary Global Unit (including each security comprised by such Unit) to the Depositary in the manner described in "Settlement Procedures; Bearer
                              Notes and Bearer Units" below or (ii) the delivery of an authenticated Registered Note or a Registered Unit (including each security comprised by such Unit) to the Agent shall constitute
                              "settlement" with respect to such Note or Unit.
                              All offers accepted by the Company will be settled on the fifth Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day, which shall be no earlier than the next Business
                              Day.

Settlement Procedures;
Bearer Notes and Bearer
Units: Procedures with regard to each Bearer Note or Bearer Unit sold by the Company to or through the Agent (unless otherwise specified pursuant to a Notes Terms Agreement or a Units Terms Agreement) shall be as follows:


                              A. In the case of a Bearer Note (whether issued alone or as part of a Unit), the Agent will advise the Company by telephone that such Note is initially a Bearer Note and of the following settlement information:

                                  1.  Principal amount.

                                  2.  Maturity Date.

                                  3.  Interest Payment Date(s).

                                  4. In the case of a Fixed Rate Bearer Note, the Interest Rate and whether such Note is an Amortizing Note, and, if so, the amortization schedule, or, in the case of a Floating Rate Bearer Note, the Initial Interest Rate (if known at such time), Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Index Currency, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any) and the Alternate Rate Event Spread (if any).

                                  5.  Redemption or repayment provisions, if
                                      any.

                                  6.  Ranking.

                                  7.  Settlement date and time (Original Issue
                                      Date).

                                  8.  Interest Accrual Date.

                                  9.  Price.

                                  10. Agent's commission, if any, determined as
                                      provided in the Distribution Agreement.

                                  11. Specified Currency.

                                  12. Whether the Note is an Original Issue
                                      Discount Note (an "OID Note"), and if it is an OID Note, the applicability of Modified Payment upon Acceleration (and, if so, the Issue Price).

                                  13. Agent's account number at the Euroclear
                                      Operator, Clearstream or any other
                                      relevant clearing system.

                                  14. Whether such Note is a Series G Note or a
                                      Series H Note.

                                  15. Any other applicable provisions.

                              B. In the case of a Bearer Unit, the Agent will advise the Company by telephone that such Unit is initially a Bearer Unit, of the information set forth in Settlement Procedures; Bearer Notes and Bearer Units "A" above with respect to Bearer Notes that constitute a part of such Bearer Unit and of the following information:

                                  1.  Settlement date and time.

                                  2.  Face Amount.

                                  3. Agent's commission, if any, determined as provided in the Distribution Agreement.

                                  4. Designation of the Securities comprised by such Units:

                                      a.  Notes (See "Settlement Procedures;
                                          Bearer Notes and Bearer Units" "A");

                                      b.  Warrants, if any; and

                                      c.  Purchase Contracts, if any.

                                  5.  Whether, and the terms under which, the
                                      Securities comprised by such Unit will be separately tradeable.

                                  6.  Any other provisions applicable to the
                                      Unit (other than those provisions
                                      applicable to the securities comprised by such Unit).

                                  7.  If the Bearer Unit comprises Bearer
                                      Warrants:

                                      a.  Designation of the Series of Warrants:
                                          [Call] [Put] Warrants;

                                      b.  Warrant Property;

                                      c.  Aggregate Number of Warrants;

                                      d.  Price to Public;

                                      e.  Warrant Exercise Price;

                                      f.  Dates upon which Warrants may be
                                          exercised;

                                      g.  Expiration Date;

                                      h.  Form;

                                      i.  Currency in which exercise payments
                                          shall be made;

                                      j.  Minimum number of Warrants exercisable
                                          by any holder on any day;

                                      k.  Maximum number of Warrants exercisable
                                          on any day: [In the aggregate] [By any
                                          beneficial owner];

                                      l.  Formula for determining Cash
                                          Settlement Value;

                                      m.  Exchange Rate (or method of
                                          calculation);

                                      n.  Whether the Company or the holder is
                                          the writer of the Warrant; and

                                      o.  Any other applicable provisions.

                                  8.  If the Bearer Unit comprises Bearer
                                      Purchase Contracts:

                                      a.  Purchase Contract Property;

                                      b.  Price to Public;

                                      c.  Settlement Date;

                                      d.  Payment Location;

                                      e.  Method of Settlement;

                                      f.  Method of Computing Settlement Amount;

                                      g.  Currency of Settlement Payment;

                                      h.  Authorized Number of Purchase
                                          Contracts;

                                      i.  [Purchase] [Sale] Price of Purchase
                                          Contract Property;

                                      j.  Contract Fees;

                                      k.  Corporation Acceleration;

                                      l.  Holders' Acceleration;

                                      m.  Redemption Provisions; and

                                      n.  Any other applicable provisions.

                              C. The Company will advise JPMorgan Chase as the Principal Paying Agent for the Notes or as the Unit Agent for the Units by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in "Settlement Procedures; Bearer Notes and Bearer Units" "A" or "B", above, as applicable, and shall give the Principal Paying Agent or the Unit Agent, as the case may be, written instructions (substantially in the form set out in Appendix 3 and Appendix 4, as applicable) to prepare a Temporary Global Note for each Note Tranche or a Temporary Global Unit (with the corresponding temporary global forms of each security comprised by such Unit) for each Unit Tranche, as the case may be, which the Company has agreed to sell. The Company will send a copy of such instructions to the Agent and the relevant Trustee, such instructions to contain a representation as to the aggregate principal amount of Program Securities permitted to be issued hereunder after such issuance.

                                  The Principal Paying Agent or the Unit Agent shall telephone each of the Euroclear Operator, Clearstream or any other relevant clearing system with a request for a security code for each Note Tranche or Unit Tranche (and, if applicable, a security code for each security comprised by the Units of such Unit Tranche) agreed to be issued and shall notify the Company and the Agent of such security code or codes as soon as practicable.

                              D. In accordance with instructions received from the Company, (i) the Principal Paying Agent shall authenticate and deliver a Temporary Global Note or Cash-settled Pre-paid Purchase Contract for each Note Tranche or Unit Tranche, as applicable, which the Company has agreed to sell and (ii) the Unit Agent shall prepare a Temporary Global Unit for each Unit Tranche which the Company has agreed to sell (including, as applicable, by countersigning and delivering any Warrants includable in such Unit, by countersigning, executing and delivering any Purchase

                                  Contracts (other than Cash-settled Pre-Paid
                                  Purchase Contracts) includable in such Unit and by obtaining from the Principal Paying Agent any Notes or Cash-settled Pre-paid Purchase Contracts to be included in such Units, authenticated in accordance with clause
                                  (i) above). The settlement of each of the Note Tranche and the Unit Tranche is to occur on the relevant settlement date. All such Temporary Global Notes and all such Temporary Global Units (including all of the securities included in such Units) will then be delivered to the Depositary. The Principal Paying Agent or the Unit Agent, as the case may be, will also give instructions to the Euroclear Operator, Clearstream or any other relevant clearing system to credit the Notes or Units represented by such Temporary Global Note or Temporary Global Unit delivered to such Depositary to, in the case of the Notes, the Principal Paying Agent's distribution account and, in the case of the Units, the Unit Agent's distribution account, at the Euroclear Operator, Clearstream or any other relevant clearing system. At settlement of any Note Tranche, the Principal Paying Agent will instruct the Euroclear Operator, Clearstream or any other relevant clearing system to debit, on the settlement date, from the distribution account of the Principal Paying Agent the principal amount of Notes of each Note Tranche, with respect to which the Agent has solicited an offer to purchase and to credit, on the settlement date, such principal amount to the account of the Agent with the Euroclear Operator, Clearstream or any other relevant clearing system against payment of the purchase payment price of such Notes. At settlement of any Unit Tranche, the Unit Agent will instruct the Euroclear Operator, Clearstream or any other relevant clearing system to debit, on the settlement date, from the distribution account of the Unit Agent the number and face amount of Units of each Unit Tranche, with respect to which the Agent has solicited an offer to purchase and to credit, on the settlement date, such number and face amount to the account of the Agent with the Euroclear Operator, Clearstream or any other relevant clearing system against payment of the purchase payment price of such Units. In the case of the Notes and the Units, the Agent shall give corresponding instructions to the Euroclear Operator, Clearstream or any other relevant clearing system.

                              E. The Euroclear Operator, Clearstream and any other relevant clearing system shall debit and credit accounts in accordance with instructions received from the Principal Paying Agent and the Agent, in the case of Notes and the Unit Agent and the Agent, in the case of Units.

                                  Each of the Principal Paying Agent and the Unit Agent shall pay the Company the aggregate net proceeds received by it in immediately available funds via a transfer of funds to the U.S. dollar account of the Company with a bank in New York City (or, with respect to Notes and Units payable in a Specified Currency other than U.S. dollars, to an account maintained at a bank selected by the Company, which bank shall be located outside the United Kingdom in the case of Notes and Units payable in a Specified Currency other than pounds sterling that mature not later than five years from and including the date of issue thereof) designed by the Company in writing.

Settlement Procedures         For sales by the Company of Bearer Notes or of
Timetable; Bearer Notes       Bearer Units to or through the Agent, "Settlement
and Bearer Units:             Procedures; Bearer Notes and Bearer Units" "A"
                              through "E" above shall be completed on or before the respective times set forth below:

                              Settlement
                              Procedure;
                              Bearer Notes
                              and Bearer Units                Time
                              ----------------  --------------------------------
                              A   12:00 P.M. (NYC time) three days before
                                  settlement date

                              B   12:00 P.M. (NYC time) three days before
                                  settlement date

                              C   9:00 A.M. (London time) two days before
                                  settlement date

                              D   3:45 P.M. (London time) one day before
                                  settlement date

                              E   5:00 P.M. (NYC time) on settlement date

Settlement Procedures;        Settlement Procedures with regard to each
Registered Notes and          Registered Note and Registered Unit sold by the
                              Company to or through the

Registered Units:             Agent (unless otherwise specified pursuant to a
                              Notes Terms Agreement or a Units Terms Agreement) shall be as follows:

                              AA. In the case of a Registered Note (whether
                                  issued alone or as part of a Unit), the Agent will advise the Company by telephone that such
                                  Note is a Registered Note and of the following settlement information:

                                  1.  Name in which such Note is to be
                                      registered ("Registered Note Owner").

                                  2. Address of the Registered Note Owner and address for payment of principal and interest.

                                  3.  Taxpayer identification number of the
                                      Registered Note Owner (if available).

                                  4.  Principal amount.

                                  5.  Maturity Date.

                                  6.  Interest Payment Date(s).

                                  7.  In the case of a Fixed Rate Registered
                                      Note, the Interest Rate, whether such Note is an Amortizing Note and, if so, the amortization schedule, or, in the case of a Floating Rate Registered Note, the Initial Interest Rate (if known at such time), Interest Payment Dates, Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Index Currency, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any) and the Alternate Rate Event Spread (if any).

                                  8.  Redemption or repayment provisions (if
                                      any).

                                  9.  Ranking.

                                  10. Settlement date and time (Original Issue
                                      Date).

                                  11. Interest Accrual Date.

                                  12. Price.

                                  13. Agent's commission (if any) determined as
                                      provided in the Distribution Agreement.

                                  14. Denominations.

                                  15. Specified Currency.

                                  16. Whether the Note is an OID Note, and if it
                                      is an OID Note, and the applicability of Modified Payment upon Acceleration (and if so, the Issue Price).

                                  17. Whether such Note is a Series G Note or a
                                      Series H Note.

                                  18. Any other applicable provisions.

                              BB. In the case of a Registered Unit, the Agent
                                  will advise the Company by telephone that such Unit is a Registered Unit, of the information set forth in "Settlement Procedures; Registered Notes and Registered Units" "A" above with respect to any Registered Notes that constitute a part of such Registered Unit and of the following information:

                                  1.  Name in which such Unit is to be
                                      registered ("Registered Unit Owner").

                                  2.  Address of the Registered Unit Owner.

                                  3.  Taxpayer identification number of the
                                      Registered Unit Owner (if available).

                                  4.  Denominations.

                                  5.  Settlement date and time.

                                  6.  Number of Units (and Face Amount).

                                  7. Agent's commission, if any, determined as provided in the Distribution Agreement.

                                  8. Designation of the Securities comprised by such Units:

                                      a.  Notes, if any (See "Settlement
                                          Procedures; Registered Notes and
                                          Registered Units" "A");

                                      b.  Warrants, if any; and

                                      c.  Purchase Contracts, if any.

                                  9.  Whether, and the terms under which, the
                                      Securities comprised by such Unit will be separately tradeable.

                                  10. Any other provisions applicable to the
                                      Unit (other than those provisions
                                      applicable to the securities comprised by such Unit).

                                  11. If the Registered Unit comprises
                                      Registered Warrants:

                                      a.  Designation of the Series of Warrants:
                                          [Call][Put] Warrants;

                                      b.  Warrant Property;

                                      c.  Aggregate Number of Warrants;

                                      d.  Price to Public;

                                      e.  Warrant Exercise Price;

                                      f.  Dates upon which Warrants may be
                                          exercised;

                                      g.  Expiration Date;

                                      h.  Currency in which exercise payments
                                          shall be made;

                                      i.  Minimum number of Warrants exercisable
                                          by any holder on any day;

                                      j.  Maximum number of Warrants exercisable
                                          on any day: [In the aggregate] [By any
                                          beneficial owner];

                                      k.  Formula for determining Cash
                                          Settlement Value;

                                      l.  Exchange Rate (or method of
                                          calculation);

                                      m.  Whether the Company or the holder is
                                          the writer of the warrant; and

                                      n.  Any other applicable provisions.

                                  12. If the Registered Unit comprises
                                      Registered Purchase Contracts:

                                      a.  Purchase Contract Property;

                                      b.  Price to Public;

                                      c.  Settlement Date;

                                      d.  Payment Location;

                                      e.  Method of Settlement;

                                      f.  Method of Computing Settlement Amount;

                                      g.  Currency of Settlement Payment;

                                      h.  Authorized Number of Purchase
                                          Contracts;

                                      i.  [Purchase] [Sale] Price of Purchase
                                          Contract Property;

                                      j.  Contract Fees;

                                      k.  Corporation Acceleration;

                                      l.  Holders' Acceleration;

                                      m.  Redemption Provisions; and

                                      n.  Any other applicable provisions.

                              CC. The Company will advise JPMorgan Chase as
                                  Principal Paying Agent for the Notes or as Unit Agent for the Units, by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in "Settlement Procedures; Registered Notes and Registered Units" "AA" and "BB" above, as applicable, such advice to contain a representation as to the aggregate principal amount of Program Securities permitted to be issued hereunder after such issuance.

                              DD. The Company will have delivered to JPMorgan
                                  Chase as Principal Paying Agent for the Notes, or as Unit Agent for the Units, a pre-printed four-ply packet for such Note or such Unit, as the case may be, which packet will contain the following documents in forms that have been approved by the Company, the Agent and JPMorgan Chase, as Principal Paying Agent for the Notes, or as Unit Agent for the Units:

                                  1.  Note or Unit, as the case may be, with
                                      customer confirmation.

                                  2.  Stub One - For JPMorgan Chase.

                                  3.  Stub Two - For the Agent.

                                  4.  Stub Three - For the Company.

                              EE. JPMorgan Chase will (i) authenticate and
                                  deliver any Note (whether issued alone or as part of a Unit) or Cash-settled Pre-Paid Purchase Contract through the Principal Paying Agent, if necessary, with the confirmation and Stubs One and Two to the Agent, and (ii) complete and deliver any Unit (including by countersigning and delivering any Warrant includable in such Unit, by countersigning, executing and delivering any Purchase Contract (other than Cash-settled Pre-paid Purchase Contracts) includable in such Unit and by obtaining from the Principal Paying Agent any Notes or Cash-settled Pre-paid Purchase Contracts to be included in such Units, authenticated in accordance with clause (i) above) with the confirmation and Stubs One and Two to the Agent. The Agent will acknowledge receipt of the Note or the Unit, as the case may be, by stamping or otherwise marking Stub One and returning it to JPMorgan Chase, through the Principal Paying Agent, in the case of the Notes, if necessary. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by the Agent, with respect to Program Securities denominated in U.S. dollars, for payment to the account of the Company at JPMorgan Chase, New York, New York (or, with respect to Program Securities payable in a Specified Currency other than U.S. dollars, to an account maintained at a bank selected by the Company, which bank shall be located outside the United Kingdom in the case of Program Securities payable in a Specified Currency other than pounds sterling that mature not later than five years from and including the date of issue thereof), in immediately available funds, of an amount equal to the purchase price of such Program Securities less the Agent's commission (if any). In the event that the instructions given by the Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                                  The Principal Paying Agent and the Unit Agent shall pay the Company the aggregate net proceeds received by it in immediately available funds via a transfer of funds to the U.S. dollar account of the Company with JPMorgan Chase in New York City (or, with respect to Program Securities payable in a Specified Currency other than U.S. dollars, to an account maintained at a bank selected by the Company which bank shall be located outside the United Kingdom in the case of Program Securities payable in a Specified Currency other than pounds sterling that mature not later than five years including the date of issue thereof) designated by the Company in writing.

                              FF. Unless the Agent purchased such Program
                                  Securities as principal, the Agent will
                                  deliver (with confirmation) such Program
                                  Securities to the customer against payment in immediately available funds. The Agent will obtain the acknowledgment of receipt of such Program Securities by retaining Stub Two.

                              GG. In the case of all Program Securities,
                                  JPMorgan Chase will send Stub Three to the Company by first-class mail. Periodically, JPMorgan Chase will also send to the Company a statement setting forth, in the case of the Notes, the principal amount of the Notes outstanding as of that date under each Indenture and, in the case of the Units, the aggregate face amount of the Units outstanding under the Unit Agreement and, in each case, setting forth a brief description of any sales of which the Company has advised JPMorgan Chase that have not yet been settled.

Settlement Procedures         For sales by the Company of Registered Notes or
Timetable;Registered          Registered Units to or through the Agent,
Notes and Registered          "Settlement Procedures; Registered Notes and
Units:                        Registered Units" "AA" through "GG" set forth
                              above shall be completed on or before the respective times (London time) set forth below:

                              Settlement
                              Procedure;
                              Registered Notes
                              and Registered
                              Units                            Time
                              ------------------  ------------------------------
                              AA 2:00 P.M. on second day before settlement date

                              BB 2:00 P.M. on second day before settlement date

                              CC 3:00 P.M. on second day before settlement date

                              DD-EE    2:15 P.M. on settlement date

                              FF       3:00 P.M. on settlement date

                              GG       5:00 P.M. on settlement date

Failure to Settle:            Bearer Notes and Bearer Units. If the Agent shall
                              have advanced its own funds for payment against subsequent receipt of funds from the purchaser and if a purchaser shall fail to make payment for a Note or a Unit, the Agent will promptly notify, in the case of a Note, the Company, the Principal
                              Paying Agent, the Depositary and the Euroclear
                              Operator, Clearstream and any other relevant clearing system, and, in the case of the Unit, the Company, the Unit Agent, the Depositary, and the Euroclear Operator, Clearstream and any other relevant clearing system, in each case by telephone, promptly confirmed in writing (but no later than the next Business Day). In such event, the Company shall promptly instruct the Principal
                              Paying Agent, in the case of the Note, and the Unit Agent, in the case of the Unit, to cancel the purchaser's interest in the appropriate Temporary
                              Global Note representing such Note or the appropriate Temporary Global Unit representing such Unit. Upon (i) confirmation from the Principal Paying Agent or the Unit Agent in writing (which may be given by telex or telecopy) that the Principal Paying Agent or the Unit Agent has canceled such purchaser's interest in such Temporary Global Note or Temporary Global Unit, as the case may be, and (ii) confirmation from the Agent in writing (which may be given by telex or telecopy) that the Agent has not received payment from the purchaser for the Note or the Unit, the Company will promptly pay to the Agent an amount in immediately available funds equal to the amount previously paid by the Agent in respect of such Bearer Note or Bearer Unit. Such payment will be made on the settlement date, if possible, and in any event not later than 12 noon (New

                              York City time) on the Business Day following the settlement date. The Principal Paying Agent or the Unit Agent, as the case may be, and the Depositary will make or cause to be made such revisions to such Temporary Global Note or Temporary Global Unit as are necessary to reflect the cancellation of such portion of such Temporary Global Note or Temporary Global Unit.

                              If a purchaser shall fail to make payment for the Note or Unit for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent on an equitable basis for the Agent's loss of the use of funds during the period when they were credited to the account of the Company, the Principal Paying Agent or the Unit Agent, as applicable.

                              Immediately upon such cancellation, the Principal Paying Agent or the Unit Agent, as the case may be, will make appropriate entries in its records to reflect the fact that a settlement did not occur with respect to such Note or Unit.

                              Registered Notes and Registered Units. If a purchaser fails to accept delivery of and make payment for any Registered Note or Registered Unit, the Agent will notify the Company and JPMorgan Chase, as Registrar of the Registered Notes or as Unit Agent, by telephone and return such Note or Unit to JPMorgan Chase through the Principal Paying Agent, in the case of the Notes or the Unit Agent, in the case of the Units, if necessary. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited to the Company's account in respect of such Note or Unit. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company or JPMorgan Chase. Immediately upon receipt of the Registered Note or Registered Unit in respect of which such failure occurred, JPMorgan Chase will mark such Note or Unit "canceled," make appropriate entries in JPMorgan Chase's records and send such Note or Unit to the Company.

Cancellation of Issuance:     If any Program Securities of a particular series
                              in respect of which information has been supplied under "Settlement Procedures" above is not to be issued on a given issue date, the Issuer shall promptly notify the Principal Paying Agent and the Trustee and shall promptly confirm such notification in writing. Upon receipt of such notice, neither the Principal Paying Agent nor the Trustee shall thereafter issue or release the relevant Program Securities but shall, if applicable, cancel and, unless otherwise instructed by the Issuer in writing, dispose of them in accordance with their customary procedures.

Notice of Issuance to the UK  The Sponsoring Member Firm will provide
Listing Authority and the     information with respect to the issuance of each
London Stock Exchange:        Series G Note and Series G Unit to the UK Listing
                              Authority and the London Stock Exchange or any other stock exchange or quotation system, as appropriate, and will advise the Company in writing as to the effectiveness of the listing of such Series G Note and Series G Unit by the close of business on the related settlement date.

Listing: The Sponsoring Member Firm will, on a regular basis, provide the UK Listing Authority and the London Stock Exchange or any other stock exchange or listing authority or quotation system, as appropriate, with such information regarding Series G Notes and Series G Units issued and outstanding as such exchange or listing authority may require.

                                                                      APPENDIX 1


                      [FORM OF CERTIFICATE TO BE GIVEN BY
                EUROCLEAR, CLEARSTREAM AND/OR ANY OTHER RELEVANT
                                CLEARING SYSTEM]

                                  CERTIFICATE

                                ---------------

                                 Morgan Stanley
                               Notes, Series G/H

             Represented by Temporary Global [Fixed/Floating] Rate
                           Senior Bearer Note No. __

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in Appendix 2 to Exhibit B to the Euro Distribution Agreement relating to such Notes, as of the date hereof, __________ principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to United States federal income taxation regardless of its source or a trust if both (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States persons have the authority to control all substantial decisions of the trust ("United States persons"), (ii) is owned by United States persons that are
(a) foreign branches of United States financial institutions (as defined in the applicable U.S. Treasury Regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in the applicable U.S. Treasury Regulations), and such United States or foreign financial institutions described in clause
(iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(ii). We will retain all certifications from our Member Organizations for the period specified in United States Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(3)(i).

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, seeking to collect principal or interest with respect to) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith (or, if relevant, with respect to which principal or interest is being requested) are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ___________, 20__

[To be dated no earlier than [insert
date of Interest Payment Date prior
to Exchange Date] [insert date of
Redemption Date prior to Exchange
Date] [insert Exchange Date]]

                                   [EUROCLEAR BANK S.A./N.V., as Operator of the
                                      Euroclear System]


                                   [CLEARSTREAM BANKING, SOCIETE ANONYME]


                                   [OTHER]


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                      APPENDIX 2


                      [FORM OF CERTIFICATE TO BE GIVEN BY
               AN ACCOUNT HOLDER OF EUROCLEAR, CLEARSTREAM AND/OR
                      ANY OTHER RELEVANT CLEARING SYSTEM]

                                  CERTIFICATE

                                 --------------

                                 Morgan Stanley
                               Notes, Series G/H

             Represented by Temporary Global [Fixed/Floating] Rate
                           Senior Bearer Note No. __

     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is subject to United States Federal income taxation regardless of its source, or a trust if both (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more United States persons have the authority to control all substantial decisions of the trust ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in the applicable U.S. Treasury Regulations) ("financial institutions") purchasing for their own account or for resale, or
(b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in the applicable U.S. Treasury Regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certification excepts and does not relate to [U.S.$] _________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand exchange for and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any principal or interest) cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: ___________, 20__

[To be dated no earlier than the
10th day before [insert date of
Interest Payment Date prior to
Exchange Date] [insert date of
Redemption Date prior to
Exchange Date] [insert Exchange
Date]]

                                          [NAME OF ACCOUNT HOLDER]


                                          By:
                                              ----------------------------------
                                              (Authorized Signatory)
                                              Name:
                                              Title:

                                                                      APPENDIX 3


               FORM OF COMPANY'S NOTICE TO PRINCIPAL PAYING AGENT

To:   JPMorgan Chase Bank, N.A.
      London Office
      Attention:    ________________________
                    ________________________

      and with a copy to:

      [JPMorgan Chase Bank, N.A., as Senior Debt Trustee]
      [J.P. Morgan Trust Company, National Association, as Subordinated Debt Trustee]

              Re:  Euro Distribution Agreement
                   dated January 25, 2006
                   ----------------------

Terms defined in the Administrative Procedures relating to the above Euro Distribution Agreement have the same meanings herein.

We hereby confirm our telephone instruction to prepare, complete, authenticate and issue a Temporary Global Note in accordance with the terms of the [Notes Terms Agreement dated _______,] Administrative Procedures and Euro Distribution Agreement and to give instructions to the Euroclear Operator, Clearstream and/or any other relevant clearing system in order for you to:(1)

Credit account of [Name of Agent] with [Euroclear/Clearstream/Other](2) with the following Bearer Notes:



-----------------------------
     (1) Separate instructions are to be sent in respect of each offer accepted by the Company. Repeat this information (numbering consecutively) if Bearer Units of more than one Units Tranche are to be issued to an Agent.

     (2) Delete as appropriate.

======================================================================================================================
All Notes:                               Fixed Rate Notes:                      Floating Rate Notes:
----------------------------------------------------------------------------------------------------------------------
Principal Amount:                        Interest Rate:                         Base Rate:
----------------------------------------------------------------------------------------------------------------------
Purchase Price:                          Applicability of Modified Payment      Index Maturity:
                                         upon Acceleration:
----------------------------------------------------------------------------------------------------------------------
Price to Public:                         If yes, state issue price:             Spread (Plus or Minus):
----------------------------------------------------------------------------------------------------------------------
Settlement Date and Time:                Amortization Schedule:                 Spread Multiplier:
----------------------------------------------------------------------------------------------------------------------
Place of Delivery:                       Applicability of Annual Interest       Alternate Rate Event Spread:
                                         Payments:
----------------------------------------------------------------------------------------------------------------------
Specified Currency:                      Denominated Currency (if any):         Initial Interest Rate:
----------------------------------------------------------------------------------------------------------------------
Original Issue Date:                     Indexed Currency or Currencies (if     Initial Interest Reset Date:
                                         any):
----------------------------------------------------------------------------------------------------------------------
Interest Accrual Date:                   Payment Currency (if any):             Interest Reset Dates:
----------------------------------------------------------------------------------------------------------------------
Interest Payment Date(s):                Exchange Rate Agent (if any):          Interest Reset Period:
----------------------------------------------------------------------------------------------------------------------
Maturity Date:                           Reference Dealers:                     Maximum Interest Rate:
----------------------------------------------------------------------------------------------------------------------
Optional Redemption Date(s):             Face Amount:                           Minimum Interest Rate:
----------------------------------------------------------------------------------------------------------------------
Initial Redemption Date:                 Fixed Amount of each Indexed           Interest Payment Period:
                                         Currency (if any):
----------------------------------------------------------------------------------------------------------------------
Initial Redemption Percentage:           Aggregate Fixed Amount of each         Calculation Agent:
                                         Indexed Currency (if any):
----------------------------------------------------------------------------------------------------------------------
Annual Redemption Percentage Reduction:  Indexed Currency (if any):             Reporting Service:
----------------------------------------------------------------------------------------------------------------------
Ranking:                                                                        Index Currency:
----------------------------------------------------------------------------------------------------------------------
Series:                                                                         Designated CMT Telerate Page:
----------------------------------------------------------------------------------------------------------------------
Minimum Denominations:                                                          Designated CMT
                                                                                Maturity Index:
----------------------------------------------------------------------------------------------------------------------
Other Provisions:
======================================================================================================================

======================================================================================================================
Other Provisions:
======================================================================================================================

                                        against payment of
                                        [                         ].
                                         -------------------------

Date:

                                        MORGAN STANLEY


                                        By:
                                            ------------------------------------

                                                                      APPENDIX 4


                     FORM OF COMPANY'S NOTICE TO UNIT AGENT

To:   JPMorgan Chase Bank, N.A.
               Attention:  __________________
                           __________________


      Re:  Euro Distribution Agreement
           dated January 25, 2006
           ----------------------

Terms defined in the Administrative Procedures relating to the above Euro Distribution Agreement have the same meanings herein.

We hereby confirm our telephone instruction to prepare, complete and issue a Temporary Global Unit in accordance with the terms of the [Units Terms Agreement dated _______________] Administrative Procedures and Euro Distribution Agreement and to give instructions to the Euroclear Operator, Clearstream and/or any other relevant clearing system in order for you to:(1)

           Credit account of [Name of Agent] with
           [Euroclear/Clearstream/Other](2) with the following Bearer Units:



-----------------------------
     (1) Separate instructions are to be sent in respect of each offer accepted by the Company. Repeat this information (numbering consecutively) if Bearer Notes of more than one Note Tranche are to be issued to an Agent.

     (2) Delete as appropriate.

======================================================================================================================
                                         Warrants                               Purchase Contracts
All Units:                               Issued as Part of a Unit:              Issued as Part of a Unit:
----------------------------------------------------------------------------------------------------------------------
Principal Amount:                        Price:                                 Price:
----------------------------------------------------------------------------------------------------------------------
Purchase Price:                          Specified Currency or Composite        Settlement Date and Time:
                                         Currency:
----------------------------------------------------------------------------------------------------------------------
Price to Public:                         Exercise Date:                         Buy or Sell:
----------------------------------------------------------------------------------------------------------------------
Place of Delivery:                       Warrant Property:                      Purchase Contract Property:
----------------------------------------------------------------------------------------------------------------------
Specified Currency:                      Permitted Payment:                     Purchase or Sale Price:
----------------------------------------------------------------------------------------------------------------------
Original Issue Date:                     Exercise Price:
----------------------------------------------------------------------------------------------------------------------
                                         Expiration Date:                       Specified Currency or Composite
                                                                                Currency:
----------------------------------------------------------------------------------------------------------------------
                                         Put or Call:                           Permitted Payment:
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================

======================================================================================================================
All Notes Issued as Part of a Unit:      Fixed Rate Notes Issued as Part of a   Floating Rate Notes Issued as Part
                                         Unit:                                  of a Unit:
----------------------------------------------------------------------------------------------------------------------
Principal Amount:                        Interest Rate:                         Base Rate:
----------------------------------------------------------------------------------------------------------------------
Purchase Price:                          Applicability of Modified Payment      Index Maturity:
                                         upon Acceleration:
----------------------------------------------------------------------------------------------------------------------
Price to Public:                         If yes, state issue price:             Spread (Plus or Minus):
----------------------------------------------------------------------------------------------------------------------
Settlement Date and Time:                Amortization Schedule:                 Spread Multiplier:
----------------------------------------------------------------------------------------------------------------------
Place of Delivery:                       Applicability of Annual Interest       Alternate Rate Event Spread:
                                         Payments:
----------------------------------------------------------------------------------------------------------------------
Specified Currency:                      Denominated Currency (if any):         Initial Interest Rate:
----------------------------------------------------------------------------------------------------------------------
Original Issue Date:                     Indexed Currency or Currencies (if     Initial Interest Reset Date:
                                         any):
----------------------------------------------------------------------------------------------------------------------
Interest Accrual Date:                   Payment Currency (if any):             Interest Reset Dates:
----------------------------------------------------------------------------------------------------------------------
Interest Payment Date(s):                Exchange Rate Agent (if any):          Interest Reset Period:
----------------------------------------------------------------------------------------------------------------------
Maturity Date:                           Reference Dealers:                     Maximum Interest Rate:
----------------------------------------------------------------------------------------------------------------------
Optional Repayment Date(s):              Face Amount:                           Minimum Interest Rate:
----------------------------------------------------------------------------------------------------------------------
Optional Redemption Date(s):             Fixed Amount of each Indexed           Interest Payment Period:
                                         Currency (if any):
----------------------------------------------------------------------------------------------------------------------
Initial Redemption Date:                 Aggregate Fixed Amount of each         Calculation Agent:
                                         Indexed Currency (if any):
----------------------------------------------------------------------------------------------------------------------
Initial Redemption Percentage:           Indexed Currency (if any):             Reporting Service:
----------------------------------------------------------------------------------------------------------------------
Annual Redemption Percentage Reduction:                                         Index Currency:
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
All Notes Issued as Part of a Unit:      Fixed Rate Notes Issued as Part of a   Floating Rate Notes Issued as Part
                                         Unit:                                  of a Unit:
----------------------------------------------------------------------------------------------------------------------
Ranking:                                                                        Designated CMT Telerate Page:
----------------------------------------------------------------------------------------------------------------------
Series:                                                                         Designated CMT Maturity Index:
----------------------------------------------------------------------------------------------------------------------
Minimum Denominations:
----------------------------------------------------------------------------------------------------------------------
Other Provisions:
======================================================================================================================



                                         against payment of
                                         [                         ].
                                          -------------------------

Date:

                                         MORGAN STANLEY


                                         By:
                                             -----------------------------------